UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-05221
Seligman Portfolios, Inc.
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices)          (Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end:     December 31
Date of reporting period:     December 31, 2010

Item 1.	Reports to Stockholders.
Annual Report

Annual Report

Seligman Capital Portfolio

Annual Report for the Period Ended
December 31, 2010

Seligman Capital Portfolio seeks capital appreciation.

Seligman Capital Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	4

The Fund’s Long-term Performance	10

Fund Expenses Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	22

Statement of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	25

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	40

Federal Income Tax Information	42

Board Members and Officers	43

Proxy Voting	49

Results of Meeting of Shareholders	49

In August 2010, the Board of Directors of Seligman Capital Portfolio (the “Fund”) approved a proposal to merge the Fund with and into Columbia Mid Cap Growth Fund, Variable Series. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Columbia Mid Cap Growth Fund, Variable Series and the definitive terms of the merger are included in proxy materials mailed to shareholders who owned shares of the Fund on Dec. 17, 2010. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011 and is expected to close before the end of the second quarter 2011. For more information, see “Results of Meeting of Shareholders”.

See the Fund’s prospectus for risks associated with investing in the Fund.

2  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Seligman Capital Portfolio (the Fund) Class 1 shares gained 28.35% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Russell Midcap® Growth Index, which rose 26.38% during the 12-month period.

>	The Fund also outperformed its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which increased 25.66% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

	1 year	3 years	5 years	10 years
Seligman Capital Portfolio
Class 1	+28.35%	-0.20%	+4.20%	+1.41%

Class 2	+28.06%	-0.44%	+3.95%	+1.16%

Russell Midcap Growth Index (unmanaged)	+26.38%	+0.97%	+4.88%	+3.12%

Lipper Mid-Cap Growth Funds Index (unmanaged)	+25.66%	+0.11%	+6.22%	+2.59%

(See “The Fund’s Long-Term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or calling 800.345.6611.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  3

Manager Commentary

Effective May 1, 2010, Wayne M. Collette, Lawrence W. Lin, George J. Myers and Brian D. Neigut assumed responsibility for the day-to-day management of the Fund.

Dear Shareholder,

Seligman Capital Portfolio (the Fund) Class 1 shares gained 28.35% for the fiscal year ended December 31, 2010. The Fund outperformed its benchmark, the Russell Midcap® Growth Index (Russell Index), which gained 26.38% during the same 12-month period. The Fund also outperformed its peer group, as represented by the Lipper Mid-Cap Growth Funds Index, which rose 25.66% during the same period.

Significant performance factors
Stocks rallied throughout the year, with a significant portion of the gains coming in the fourth quarter. Equities advanced toward year end in response to the Federal Reserve’s easier monetary policy, the conclusion of election season, the tax cut compromise and indicators that unemployment, though still high, was improving slightly. In the fourth

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	23.1%

Consumer Staples	3.5%

Energy	6.9%

Financials	5.8%

Health Care	12.7%

Industrials	14.3%

Information Technology	23.6%

Materials	8.7%

Telecommunication Services	1.4%

Other(2)	0.0%	*

*	Rounds to less than 0.1%.

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.
The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

4  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

quarter, investor money began to flow back into the equity markets, reflecting a lack of other attractive investment alternatives, particularly with interest rates so low. Another broad theme for the year was corporate margin expansion. During the downturn many companies reduced their cost structures. When revenues started to come back in 2010, these companies — across a number of different sectors — saw material margin expansion.

For the full fiscal year, stock selection was responsible for the Fund’s outperformance of the Russell Index. The Fund’s sector allocations had a small negative effect on relative performance, primarily due to overweights in information technology and energy. Relative to the Russell Index, stock selection was strongest in the information technology sector, followed by health care, utilities and materials. The Fund delivered positive returns in all sectors and outperformed the Russell Index in all sectors except consumer discretionary and consumer staples.

From May 1, 2010, when we began managing the Fund, through fiscal year end, industrials was the Fund’s top performing sector. Individual contributors within the sector included Bucyrus International and Kansas City Southern. We added mining equipment company Bucyrus

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Cummins, Inc.	1.7%

CF Industries Holdings, Inc.	1.5%

Cliffs Natural Resouces, Inc.	1.5%

Alliance Data Systems Corp.	1.4%

Affiliated Managers Group, Inc.	1.4%

priceline.com, Inc.	1.3%

Cameron International Corp.	1.3%

Lear Corp.	1.3%

Rovi Corp.	1.3%

Laboratory Corp. of America Holdings	1.2%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

after taking over responsibility for the Fund. The company has benefited from worldwide demand for coal, copper and other commodities and in the second half of 2010, Caterpillar acquired the company. Kansas City Southern is a railroad system operating in Mexico and the U.S. The company has kept costs in check, maintained its pricing power and experienced healthy volumes. In addition, its Mexican business benefited from a competitor’s problems.

Materials was another strong performing sector for the Fund. Contributors in the materials sector included CF Industries and Cliffs Natural Resources. CF Industries benefited from high prices and healthy volumes for its nitrogen and phosphate fertilizer products and from takeover speculation regarding a competitor. Cliffs Natural Resources mines iron ore and coal and benefited from strong demand and favorable pricing for those resources.

Energy was the Fund’s third best performing sector for the portion of the fiscal year that we managed the Fund. Oil exploration and production company Consho Resources was a key contributor within the energy sector. The company has had impressive production growth and performed well as oil prices moved higher throughout the year.

Although the Fund’s holdings in the consumer discretionary sector delivered impressive gains, this sector was the most significant detractor relative to the Russell Index, both for the period we managed the Fund and for the full fiscal year. Stock selection was responsible for the underperformance, with clothing retailer American Eagle Outfitters a leading detractor within the sector. The company missed its earnings estimate, reporting disappointing same store sales and earnings in the competitive teen apparel segment.

Changes to the Fund’s portfolio
Our strategy is to identify attractive investment themes and implement them through bottom-up stock selection. We strive to identify companies that we believe have sustainable long-term growth with high or improving margins and returns on invested capital.

As we began managing the Fund, we reduced the size of some individual positions in order to reduce portfolio risk. We also focused more closely on stocks in the mid-cap growth style and size range and, therefore,

6  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

eliminated some smaller and larger cap holdings. Within the consumer discretionary sector, we eliminated several homebuilder stocks in the fourth quarter because we believe the housing market could be two to three years from a meaningful recovery. Inventory of existing homes is quite large and they are currently much more affordable than new homes. Additionally, the tight lending market means substantial down payments are required to secure mortgages. We concluded that demand for new homes is unlikely to improve near term.

At fiscal year end, the Fund’s weightings in the consumer discretionary, consumer staples and financials sectors were smaller than those of the Russell Index. Conversely, the Fund’s weightings in energy, industrials and materials were larger than those of the Index. The focus on energy, industrials and materials reflects our belief that economic growth prospects in the emerging markets appear to be better than those in the U.S. and that emerging market demand for energy and natural resources appear likely to grow. We believe energy, industrial and materials companies should benefit from this scenario. On the other hand, companies in the consumer discretionary, consumer staples and financials sector are generally more tied to domestic activity.

Our future strategy
We think the economy is improving and believe that stocks remain attractively valued, even after December’s gains. We expect money to continue

The Fund delivered positive returns in all sectors and outperformed the Russell Index in all sectors except consumer discretionary and consumer staples.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

moving back into the stock market from the bond market. However, we do not currently expect to position the portfolio too aggressively given high unemployment, the weak housing market and continuing efforts by consumers to reduce their debt. Rather, we have currently positioned the Fund for a gradual economic recovery with a focus on growth companies that we believe have products or services in high demand and we believe have demonstrated the ability to grow consistently regardless of the economy’s pace or direction.

Wayne M. Collette, CFA® Portfolio Manager	Lawrence W. Lin, CFA® Portfolio Manager

George J. Myers, CFA® Portfolio Manager	Brian D. Neigut Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

8  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

This page left blank intentionally

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Capital Portfolio Class 1 shares (from 1/1/2001 to 12/31/2010) as compared to the performance of the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Seligman Capital Portfolio
Class 1 Cumulative value of $10,000	$12,835	$9,941	$12,286	$11,497

Average annual total return	+28.35%	-0.20%	+4.20%	+1.41%

Russell Midcap Growth Index(1)
Cumulative value of $10,000	$12,638	$10,294	$12,692	$13,591

Average annual total return	+26.38%	+0.97%	+4.88%	+3.12%

Lipper Mid-Cap Growth Funds Index(2)
Cumulative value of $10,000	$12,566	$10,032	$13,522	$12,917

Average annual total return	+25.66%	+0.11%	+6.22%	+2.59%

Results for Class 2 shares can be found on page 3.

10  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

(1)	The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values, as determined by the Frank Russell Company. The stocks are also members of the Russell 1000 Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The Lipper Index’s returns include net reinvested dividends.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  11

Fund Expenses Example
(Unaudited)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund or by participating in a qualified pension or retirement plan. Your purchase price will be the next NAV calculated after your request is received by the Fund, an authorized insurance company or qualified pension or retirement plan.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts, life insurance policies and/or pension or retirement plans. In addition to the ongoing expense which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled ‘‘Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical

12  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,335.20	$5.83	.99%

Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04	.99%

Class 2

Actual(b)	$1,000	$1,334.40	$7.30	1.24%

Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.31	1.24%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +33.52% for Class 1 and +33.44% for Class 2.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  13

Portfolio of Investments

Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (99.4%)
Issuer	Shares		Value(a)

Aerospace & Defense (1.2%)
BE Aerospace, Inc.	1,260	(b,f)	$46,658
Precision Castparts Corp.	470		65,429

Total	112,087

Air Freight & Logistics (1.2%)
Atlas Air Worldwide Holdings, Inc.	820	(b)	45,781
CH Robinson Worldwide, Inc.	800		64,152

Total	109,933

Airlines (1.3%)
AMR Corp.	10,000	(b)	77,900
United Continental Holdings, Inc.	1,800	(b,f)	42,876

Total	120,776

Auto Components (5.1%)
Autoliv, Inc.	700	(c,f)	55,258
BorgWarner, Inc.	1,070	(b,f)	77,425
Cooper Tire & Rubber Co.	3,260	(f)	76,871
Gentex Corp.	3,150		93,114
Lear Corp.	1,230	(b)	121,412
The Goodyear Tire & Rubber Co.	4,850	(b,f)	57,473

Total	481,553

Biotechnology (2.0%)
Alexion Pharmaceuticals, Inc.	830	(b,f)	66,857
Dendreon Corp.	1,090	(b,f)	38,063
Human Genome Sciences, Inc.	2,170	(b,f)	51,841
Onyx Pharmaceuticals, Inc.	760	(b)	28,021

Total	184,782

Capital Markets (2.8%)
Affiliated Managers Group, Inc.	1,310	(b)	129,978
LPL Investment Holdings, Inc.	1,334	(b)	48,518
T Rowe Price Group, Inc.	1,250		80,675

Total	259,171

Chemicals (3.5%)
Cabot Corp.	1,470		55,346
Celanese Corp., Series A	1,780		73,282
CF Industries Holdings, Inc.	1,070		144,610
Solutia, Inc.	2,460	(b)	56,777

Total	330,015

Commercial Services & Supplies (0.5%)
Stericycle, Inc.	570	(b,f)	46,124

Communications Equipment (1.9%)
F5 Networks, Inc.	460	(b)	59,874
JDS Uniphase Corp.	3,600	(b)	52,128
Riverbed Technology, Inc.	1,810	(b,f)	63,657

Total	175,659

Computers & Peripherals (1.0%)
NetApp, Inc.	1,780	(b)	97,829

Consumer Finance (0.6%)
Discover Financial Services	3,000		55,590

Containers & Packaging (1.0%)
Crown Holdings, Inc.	2,690	(b)	89,792

Diversified Consumer Services (0.5%)
Grand Canyon Education, Inc.	2,555	(b)	50,052

Diversified Financial Services (1.0%)
IntercontinentalExchange, Inc.	470	(b)	56,001
Moody’s Corp.	1,560		41,402

Total	97,403

Electrical Equipment (2.5%)
AMETEK, Inc.	2,340		91,844
Regal-Beloit Corp.	1,110	(f)	74,104

See accompanying Notes to Portfolio of Investments.

14  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Electrical Equipment (cont.)
Sensata Technologies Holding NV	2,160	(b,c)	$65,038

Total	230,986

Energy Equipment & Services (2.5%)
Cameron International Corp.	2,400	(b)	121,752
McDermott International, Inc.	3,370	(b)	69,725
Seadrill Ltd.	1,380	(c,f)	46,810

Total	238,287

Food & Staples Retailing (0.7%)
Whole Foods Market, Inc.	1,360	(b,f)	68,802

Food Products (1.1%)
Green Mountain Coffee Roasters, Inc.	1,870	(b,f)	61,448
HJ Heinz Co.	910		45,009

Total	106,457

Health Care Equipment & Supplies (1.3%)
Gen-Probe, Inc.	770	(b,f)	44,930
Intuitive Surgical, Inc.	210	(b)	54,127
Thoratec Corp.	880	(b,f)	24,922

Total	123,979

Health Care Providers & Services (4.2%)
Brookdale Senior Living, Inc.	2,740	(b)	58,663
Express Scripts, Inc.	2,100	(b)	113,505
Laboratory Corp. of America Holdings	1,310	(b,f)	115,175
Mednax, Inc.	840	(b)	56,524
Patterson Companies, Inc.	1,790		54,828

Total	398,695

Health Care Technology (0.6%)
Cerner Corp.	590	(b,f)	55,897

Hotels, Restaurants & Leisure (4.2%)
Bally Technologies, Inc.	1,130	(b)	47,675
Chipotle Mexican Grill, Inc.	300	(b)	63,798
Ctrip.com International Ltd., ADR	1,760	(b,c,f)	71,191
Panera Bread Co., Class A	460	(b,f)	46,557
Royal Caribbean Cruises Ltd.	1,280	(b)	60,160
Starwood Hotels & Resorts Worldwide, Inc.	920		55,918
Wynn Resorts Ltd.	460		47,766

Total	393,065

Household Durables (1.7%)
Tempur-Pedic International, Inc.	2,400	(b,f)	96,144
Whirlpool Corp.	730	(f)	64,846

Total	160,990

Internet & Catalog Retail (1.9%)
NetFlix, Inc.	290	(b,f)	50,953
priceline.com, Inc.	310	(b)	123,861

Total	174,814

Internet Software & Services (2.0%)
Akamai Technologies, Inc.	840	(b)	39,522
LogMein, Inc.	1,040	(b,f)	46,114
VeriSign, Inc.	1,260		41,164
VistaPrint NV	1,360	(b,c)	62,560

Total	189,360

IT Services (4.4%)
Alliance Data Systems Corp.	1,830	(b,f)	129,985
Cognizant Technology Solutions Corp., Class A	1,500	(b)	109,935
Teradata Corp.	1,490	(b)	61,328
The Western Union Co.	3,340		62,024
VeriFone Systems, Inc.	1,370	(b,f)	52,827

Total	416,099

Life Sciences Tools & Services (3.5%)
Agilent Technologies, Inc.	1,730	(b)	71,674
ICON PLC, ADR	3,220	(b,c,f)	70,518
Illumina, Inc.	1,150	(b,f)	72,841
Life Technologies Corp.	2,020	(b)	112,110

Total	327,143

Machinery (4.2%)
AGCO Corp.	1,080	(b)	54,713
Cummins, Inc.	1,470		161,714

See accompanying Notes to Portfolio of Investments.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  15

Portfolio of Investments (continued)

Common Stocks (continued)
Issuer	Shares		Value(a)

Machinery (cont.)
Joy Global, Inc.	860		$74,605
Navistar International Corp.	820	(b)	47,486
Pall Corp.	1,170		58,009

Total	396,527

Marine (0.5%)
DryShips, Inc.	9,161	(b,c)	50,386

Media (2.1%)
CBS Corp., Class B Non Voting	2,420		46,101
Cinemark Holdings, Inc.	2,360		40,686
Lamar Advertising Co., Class A	1,300	(b,f)	51,792
The McGraw-Hill Companies, Inc.	1,710		62,262

Total	200,841

Metals & Mining (4.2%)
Agnico-Eagle Mines Ltd.	850	(c)	65,195
Cliffs Natural Resources, Inc.	1,810		141,198
HudBay Minerals, Inc.	3,560	(c)	64,140
Steel Dynamics, Inc.	3,140	(f)	57,462
Walter Energy, Inc.	490		62,642

Total	390,637

Multiline Retail (1.5%)
Big Lots, Inc.	2,250	(b,f)	68,535
Nordstrom, Inc.	1,660		70,351

Total	138,886

Oil, Gas & Consumable Fuels (4.4%)
Concho Resources, Inc.	1,190	(b,f)	104,327
Consol Energy, Inc.	1,050		51,177
Continental Resources, Inc.	980	(b)	57,673
Denbury Resources, Inc.	2,450	(b)	46,771
Massey Energy Co.	1,000		53,650
Range Resources Corp.	1,030		46,329
Southwestern Energy Co.	1,330	(b)	49,782

Total	409,709

Personal Products (1.6%)
Avon Products, Inc.	1,480		43,009
Herbalife Ltd.	1,530	(c)	104,606

Total	147,615

Pharmaceuticals (1.0%)
Watson Pharmaceuticals, Inc.	1,890	(b)	97,619

Professional Services (0.8%)
IHS, Inc., Class A	930	(b)	74,763

Real Estate Investment Trusts (REITs) (0.9%)
Nationwide Health Properties, Inc.	1,090		39,654
Plum Creek Timber Co., Inc.	1,260	(f)	47,187

Total	86,841

Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.	560		46,995

Road & Rail (1.4%)
Hertz Global Holdings, Inc.	3,360	(b)	48,686
Kansas City Southern	1,730	(b)	82,798

Total	131,484

Semiconductors & Semiconductor Equipment (5.7%)
Advanced Micro Devices, Inc.	5,990	(b)	48,998
Atmel Corp.	7,120	(b)	87,717
Cree, Inc.	660	(b,f)	43,487
Intersil Corp., Class A	3,410	(f)	52,071
Linear Technology Corp.	1,620	(f)	56,036
Omnivision Technologies, Inc.	2,530	(b,f)	74,913
Skyworks Solutions, Inc.	2,020	(b,f)	57,833
Trina Solar Ltd., ADR	2,330	(b,c,f)	54,569
Xilinx, Inc.	2,020	(f)	58,540

Total	534,164

Software (8.5%)
ANSYS, Inc.	1,010	(b)	52,591
Autodesk, Inc.	1,770	(b)	67,614
Citrix Systems, Inc.	1,480	(b)	101,247
Concur Technologies, Inc.	1,550	(b,f)	80,492
Intuit, Inc.	1,370	(b)	67,541
Red Hat, Inc.	2,510	(b)	114,581
Rovi Corp.	1,932	(b,f)	119,802
Salesforce.com, Inc.	720	(b)	95,040
TIBCO Software, Inc.	4,430	(b)	87,315

Total	786,223

See accompanying Notes to Portfolio of Investments.

16  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Specialty Retail (3.1%)
Advance Auto Parts, Inc.	980		$64,826
CarMax, Inc.	1,740	(b)	55,471
Dick’s Sporting Goods, Inc.	1,710	(b)	64,125
Tiffany & Co.	750		46,703
TJX Companies, Inc.	1,350		59,927

Total	291,052

Textiles, Apparel & Luxury Goods (2.8%)
Coach, Inc.	1,800		99,558
Hanesbrands, Inc.	1,390	(b,f)	35,306
Lululemon Athletica, Inc.	1,060	(b,c)	72,525
The Warnaco Group, Inc.	1,060	(b,f)	58,374

Total	265,763

Trading Companies & Distributors (0.6%)
Fastenal Co.	980	(f)	58,712

Wireless Telecommunication Services (1.4%)
Crown Castle International Corp.	1,430	(b)	62,678
NII Holdings, Inc.	1,590	(b)	71,009

Total	133,687

Total Common Stocks
(Cost: $7,624,512)			$9,337,244

Money Market Fund (—%)
Issuer	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	1,271	(d)	$1,271

Total Money Market Fund
(Cost: $1,271)			$1,271

Investments of Cash Collateral Received
for Securities on Loan (24.7%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(e)
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$2,321,311	0.170%	$2,321,278	$2,321,278

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $2,321,278)			$2,321,278

Total Investments in Securities
(Cost: $9,947,061)(g)			$11,659,793

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at Dec. 31, 2010

		Currency to		Currency to be		Unrealized	Unrealized
Counterparty	Exchange date	be delivered		received		appreciation	depreciation
UBS Securities	Jan. 4, 2011	714		714		$—	$(2)
		(CAD	)	(USD	)

See accompanying Notes to Portfolio of Investments.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Notes to Portfolio of Investments

ADR	— American Depositary Receipt
CAD	— Canadian Dollar

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 8.33% of net assets.

(d)	Affiliated Money Market Fund – See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$2,367,704

Total market value of collateral securities	$2,367,704

(f)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(g)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $9,991,919 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,740,109
Unrealized depreciation	(72,235)

Net unrealized appreciation	$1,667,874

18  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$9,337,244	$—	$—	$9,337,244

Total Equity Securities	9,337,244	—	—	9,337,244

Other
Affiliated Money Market Fund(c)	1,271	—	—	1,271
Investments of Cash Collateral Received for Securities on Loan	—	2,321,278	—	2,321,278

Total Other	1,271	2,321,278	—	2,322,549

Investments in Securities	9,338,515	2,321,278	—	11,659,793
Derivatives(d)
Liabilities
Forward Foreign Currency Exchange Contracts	—	(2)	—	(2)

Total	$9,338,515	$2,321,276	$—	$11,659,791

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

(d)	Futures contracts, forward foreign currency contracts and swap contracts are valued at unrealized appreciation (depreciation).

20  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  21

Statement of Assets and Liabilities
Dec. 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $7,624,512)	9,337,244
Affiliated money market fund (identified cost $1,271)	1,271
Investments of cash collateral received for securities on loan Repurchase agreements (identified cost $2,321,278)	2,321,278

Total investments in securities (identified cost $9,947,061)	11,659,793
Receivable from Investment Manager	933
Capital shares receivable	5,586
Dividends and accrued interest receivable	2,654
Receivable for investment securities sold	98,635

Total assets	11,767,601

Liabilities
Capital shares payable	4,066
Payable for investment securities purchased	12,488
Payable upon return of securities loaned	2,321,278
Unrealized depreciation on forward foreign currency contracts	2
Accrued investment management services fees	2,832
Accrued distribution fees	1,342
Accrued transfer agency fees	479
Accrued administrative services fees	479
Other accrued expenses	31,207

Total liabilities	2,374,173

Net assets applicable to outstanding capital stock	$9,393,428

Represented by
Capital stock — $.001 par value	$564
Additional paid-in capital	10,879,180
Accumulated net investment loss	(218)
Accumulated net realized gain (loss)	(3,198,830)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	1,712,732

Total — representing net assets applicable to outstanding capital stock	$9,393,428

*Value of securities on loan	$2,252,865

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class 1	$3,041,327	179,630	$16.93
Class 2	$6,352,101	384,593	$16.52

The accompanying Notes to Financial Statements are an integral part of this statement.

22  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Statement of Operations
Year ended Dec. 31, 2010

Investment income
Income:
Dividends	53,530
Income distributions from affiliated money market fund	879
Income from securities lending — net	2,955
Foreign taxes withheld	(244)

Total income	57,120

Expenses:
Investment management services fees	29,413
Distribution fees — Class 2	13,671
Transfer agency fees
Class 1	1,707
Class 2	3,313
Administrative services fees	4,971
Compensation of board members	231
Custodian fees	8,270
Printing and postage	21,100
Professional fees	28,583
Other	1,856

Total expenses	113,115
Expenses waived/reimbursed by the Investment Manager and its affiliates	(13,191)

Total net expenses	99,924

Investment income (loss) — net	(42,804)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	1,855,294
Foreign currency transactions	300

Net realized gain (loss) on investments	1,855,594
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	309,428

Net gain (loss) on investments and foreign currencies	2,165,022

Net increase (decrease) in net assets resulting from operations	$2,122,218

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  23

Statements of Changes in Net Assets

Year ended Dec. 31,	2010	2009
Operations
Investment income (loss) — net	$(42,804)	$(50,635)
Net realized gain (loss) on investments	1,855,594	(112,012)
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	309,428	2,820,116

Net increase (decrease) in net assets resulting from operations	2,122,218	2,657,469

Capital share transactions
Proceeds from sales
Class 1 shares	165,966	41,379
Class 2 shares	760,652	760,536
Payments for redemptions
Class 1 shares	(623,722)	(506,596)
Class 2 shares	(754,588)	(1,009,101)

Increase (decrease) in net assets from capital share transactions	(451,692)	(713,782)

Total increase (decrease) in net assets	1,670,526	1,943,687
Net assets at beginning of year	7,722,902	5,779,215

Net assets at end of year	$9,393,428	$7,722,902

Accumulated net investment loss	$(218)	$(6,911)

The accompanying Notes to Financial Statements are an integral part of this statement.

24  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year ended Dec. 31,
Per share data	2010		2009		2008	2007		2006
Net asset value, beginning of period	$13.19		$8.87		$17.03	$14.62		$13.78

Income from investment operations:
Net investment income (loss)	(.05)		(.07)		(.10)	(.14)		(.05)
Net gains (losses) (both realized and unrealized)	3.79		4.39		(8.06)	2.55		.89

Total from investment operations	3.74		4.32		(8.16)	2.41		.84

Net asset value, end of period	$16.93		$13.19		$8.87	$17.03		$14.62

Total return	28.35%		48.70%		(47.92% )	16.48%		6.10%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	1.20%		1.43%		1.32%	1.18%		1.05%

Net expenses after expense waiver/reimbursement(b)	1.04%		1.43%		1.32%	1.18%		1.05%

Net investment income (loss)	(.35%	)	(.63%	)	(.71% )	(.83%	)	(.33%	)

Supplemental data

Net assets, end of period (in millions)	$3		$3		$2	$5		$6

Portfolio turnover rate	164%		144%		240%	196%		203%

See accompanying Notes to Financial Highlights.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  25

Financial Highlights (continued)

Class 2	Year ended Dec. 31,
Per share data	2010		2009		2008	2007		2006
Net asset value, beginning of period	$12.90		$8.69		$16.74	$14.40		$13.61

Income from investment operations:
Net investment income (loss)	(.08)		(.09)		(.13)	(.18)		(.08)
Net gains (losses) (both realized and unrealized)	3.70		4.30		(7.92)	2.52		.87

Total from investment operations	3.62		4.21		(8.05)	2.34		.79

Net asset value, end of period	$16.52		$12.90		$8.69	$16.74		$14.40

Total return	28.06%		48.45%		(48.09% )	16.25%		5.80%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	1.45%		1.63%		1.57%	1.43%		1.30%

Net expenses after expense waiver/reimbursement(b)	1.29%		1.63%		1.57%	1.43%		1.30%

Net investment income (loss)	(.60%	)	(.85%	)	(.96% )	(1.08%	)	(.58%	)

Supplemental data
Net assets, end of period (in millions)	$6		$5		$3	$5		$5

Portfolio turnover rate	164%		144%		240%	196%		203%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

26  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

Seligman Capital Portfolio (the Fund) is a series of Seligman Portfolios, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund has 100 million authorized shares of capital stock.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the Corporation’s Board of Directors (the Board) generally contemplates the use of

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  27

Notes to Financial Statements (continued)

fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency rates provided by a pricing service.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

28  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  29

Notes to Financial Statements (continued)

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the

30  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at Dec. 31, 2010

	Liability derivatives
	Statement of Assets
Risk exposure category	and Liabilities location	Fair value
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$2

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign currency
Risk exposure category	exchange contracts
Foreign exchange contracts	$(30)

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  31

Notes to Financial Statements (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign currency
Risk exposure category	exchange contracts
Foreign exchange contracts	$(2)

Volume of derivative activity
Forward foreign currency exchange contracts
The gross notional amount of contracts outstanding was approximately $714 at Dec. 31, 2010. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $2,085 for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

4.	EXPENSES

Investment management services fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held, or sold. The management fee is an annual fee that is equal to 0.355% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended Dec. 31, 2010 was 0.06% of the Fund’s average daily net assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $10.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt

32  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency and Servicing Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) maintains shareholder accounts and records. The Fund paid the Transfer Agent an annual rate of 0.06% of the Fund’s average daily net assets.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid the Distributor a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class 1	1.04%
Class 2	1.29

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class 1	$16
Class 2	33

The management fees waived/reimbursed at the Fund level were $13,142.

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  33

Notes to Financial Statements (continued)

April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class 1	0.99%
Class 2	1.24

*	In addition to the fees and expenses which each Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $12,902,598 and $13,062,948, respectively, for the year ended Dec. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Dec. 31,	2010	2009
Class 1
Sold	11,597	3,383
Redeemed	(43,790)	(49,615)

Net increase (decrease)	(32,193)	(46,232)

Class 2
Sold	55,231	74,072
Redeemed	(52,603)	(93,782)

Net increase (decrease)	2,628	(19,710)

7.	LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash

34  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities valued at $2,252,865 were on loan, secured by cash collateral of $2,321,278 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $2,955 earned from securities lending for the year ended Dec. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $4,863,778 and $5,287,739, respectively, for the year ended Dec. 31, 2010. The income distributions received with respect to the Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  35

Notes to Financial Statements (continued)

9.	BANK BORROWING

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. The Fund had no borrowings during the year ended Dec. 31, 2010.

10.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, accumulated net investment loss has been decreased by $49,497 and accumulated net realized loss has been decreased by $4,410,269 resulting in a net reclassification adjustment to decrease paid-in capital by $4,459,766.

For the years ended Dec. 31, 2010 and 2009, there were no distributions.

36  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

At Dec. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(3,153,972)
Unrealized appreciation (depreciation)	$1,667,656

For federal income tax purposes, the Fund had a capital loss carry-over of $3,153,972 at Dec. 31, 2010, that if not offset by capital gains will expire as follows:

2016	2017

$1,961,725	$1,192,247

For the year ended Dec. 31, 2010, $1,679,163 of capital loss carry-over was utilized and $4,411,766 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements, other than as noted below.

In August 2010, the Board of Directors of Seligman Capital Portfolio approved a proposal to merge the Fund with and into Columbia Mid Cap Growth Fund, Variable Series. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. The proposal was approved at a meeting of shareholders held on Feb., 15, 2011 and is expected to close before the end of the second quarter 2011.

12.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  37

Notes to Financial Statements (continued)

allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal

38  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Seligman Capital Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

40  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Capital Portfolio of the Seligman Portfolios, Inc. at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 17, 2011

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  41

Federal Income Tax Information
(Unaudited)

Fiscal year ended Dec. 31, 2010

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

42  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  43

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

44  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  45

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

46  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  47

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

48  SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

Seligman Capital Portfolio

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total number of shares outstanding in the Fund.

To approve an Agreement and Plan of Reorganization between Seligman Capital Portfolio and Columbia Mid Cap Growth Fund, Variable Series.

Shares Voted	Shares Voted		Broker
‘‘For”	‘‘Against”	Abstentions	Non-Votes
552,303.105	7,239.019	9,684.274	0.000

To elect directors to the Board.*

		Shares	Shares Voted		Broker
		Voted “For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	14,919,498.070	801,308.231	0.000	0.000
02.	Edward J. Boudreau, Jr.	15,048,206.586	672,599.715	0.000	0.000
03.	Pamela G. Carlton	15,042,952.965	677,853.336	0.000	0.000
04.	William P. Carmichael	15,035,808.710	684,997.591	0.000	0.000
05.	Patricia M. Flynn	15,033,450.369	687,355.932	0.000	0.000
06.	William A. Hawkins	15,007,434.667	713,371.634	0.000	0.000
07.	R. Glenn Hilliard	15,040,135.313	680,670.988	0.000	0.000
08.	Stephen R. Lewis, Jr.	15,036,232.645	684,573.656	0.000	0.000
09.	John F. Maher	14,961,406.595	759,399.706	0.000	0.000
10.	John J. Nagorniak	15,060,546.585	660,259.716	0.000	0.000
11.	Catherine James Paglia	15,041,235.594	679,570.707	0.000	0.000
12.	Leroy C. Richie	15,034,597.408	686,208.893	0.000	0.000
13.	Anthony M. Santomero	15,018,962.772	701,843.529	0.000	0.000
14.	Minor M. Shaw	15,058,658.239	662,148.062	0.000	0.000
15.	Alison Taunton-Rigby	15,050,274.090	670,532.211	0.000	0.000
16.	William F. Truscott	15,047,949.125	672,857.176	0.000	0.000

*	All shares of Seligman Portfolios, Inc. are voted together as a single class for election of directors.

SELIGMAN CAPITAL PORTFOLIO — 2010 ANNUAL REPORT  49

Seligman Capital Portfolio
P.O. Box 8081
Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. Seligman® mutual funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Seligman is an offering brand of Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9914 C (3/11)

Annual Report

Seligman Communications and
Information Portfolio

Annual Report for the Period Ended
December 31, 2010

Seligman Communications and Information Portfolio seeks capital gain.

Seligman Communications and Information Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	4

The Fund’s Long-term Performance	10

Fund Expenses Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	23

Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm	40

Federal Income Tax Information	42

Board Members and Officers	43

Proxy Voting	49

Results of Meeting of Shareholders	49

In August 2010, the Board of Directors of Seligman Communications and Information Portfolio (the “Fund”) approved a proposal to merge the Fund with and into Seligman Global Technology Portfolio. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Seligman Global Technology Portfolio and the definitive terms of the merger are included in proxy materials mailed to shareholders who owned shares of the Fund on Dec. 17, 2010. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011 and is expected to close before the end of the second quarter 2011. For more information, see “Results of Meeting of Shareholders”.

See the Fund’s prospectus for risks associated with investing in the Fund.

2  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Seligman Communications and Information Portfolio (the Fund) Class 1 shares gained 15.01% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Standard & Poor’s North American Technology Sector Index (S&P NATS Index), which rose 12.65% during the 12-month period.

>	The Fund underperformed its peer group, as represented by the Lipper Science & Technology Funds Index, which increased 17.85% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

	1 year	3 years	5 years	10 years
Seligman Communications and Information Portfolio
Class 1	+15.01%	+5.46%	+10.61%	+6.79%

Class 2	+14.79%	+5.19%	+10.33%	+6.52%

S&P NATS Index (unmanaged)	+12.65%	+1.37%	+5.83%	-0.86%

Lipper Science & Technology Funds Index (unmanaged)	+17.85%	+1.32%	+5.33%	-1.92%

(See the Fund’s Long-Term Performance for index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or calling 800.345.6611.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  3

Manager Commentary

Dear Shareholder,

Seligman Communications and Information Portfolio (the Fund) Class 1 shares gained 15.01% for the fiscal year ended Dec. 31, 2010. The Fund outperformed its benchmark, the Standard & Poor’s North American Technology Sector Index (S&P NATS Index), which gained 12.65% during the same 12-month period. The Fund underperformed its peer group, as represented by the Lipper Science & Technology Funds Index, which rose 17.85% during the same period.

Significant performance factors
Equity markets, overall, returned strong performance in 2010, small and mid-cap stocks broadly outperformed larger cap indices and that certainly was true within the technology market. Many of the very largest technology companies were either flat or underperformed in 2010. The strongest performing technology names tended to be small and mid-cap companies. Generally speaking, e-commerce-related internet companies outperformed advertising-related internet companies.

2010 also gave way to a merger wave within the smaller-cap segment of the technology market. Acquisitions of smaller-cap companies are more financeable, as many U.S. technology companies have large percentages of their cash offshore, which can constrain their ability to finance larger-scale purchases. The storage segment, in particular, witnessed several

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	0.9%

Health Care	2.6%

Industrials	2.4%

Information Technology	88.0%

Telecommunication Services	0.4%

Other(2)	5.7%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

4  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

small- to mid-size acquisitions. The Fund benefitted significantly from the acquisition of McAfee by Intel at a significant premium during the year.

In general, the strongest performing stocks in 2010 were of faster growing companies that were trading at expensive multiples. The Fund didn’t own very many of these stocks as they were almost all of companies that were either mid-cap companies or larger cap companies with small floats. The S&P NATS Index is a capitalization weighted index and it did not perform as well as the peer group because large cap stocks in technology didn’t do as well. Strong stock selection, overall, enabled the Fund to outperform the index during the year.

Changes to the Fund’s portfolio
Software continued to be the Fund’s largest weighting (and a significant overweighting, relative to the S&P NATS Index) in 2010. Check Point Software Technologies, which is an Israeli security software and security appliance hardware company, had a terrific year and the stock did extremely well for the Fund. Apple and Oracle also delivered sizable gains for the Fund. Oracle’s strength in their database and applications software businesses as well as the turnaround in profitability that they were able to engineer in the acquisition of Sun Microsystems drove its

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Synopsys, Inc.	6.5%

BMC Software, Inc.	5.6%

Symantec Corp.	5.2%

Apple, Inc.	5.2%

Microsoft Corp.	4.8%

Amdocs Ltd.	4.5%

Oracle Corp.	4.3%

Hewlett-Packard Co.	4.3%

QUALCOMM, Inc.	4.3%

Intel Corp.	4.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

stock price higher. Another name that did very well for the Fund this year was Nuance Communications, the world’s leading company in speech recognition technology. Parametric Technology, a mechanical design software company, had a terrific year in terms of revenue and earnings growth and its stock followed suit. BMC Software, one of the Fund’s top holdings, also had a big year. The company, which provides systems management software, was a big beneficiary of what people are calling “the data center refresh for virtualization” because BMC’s products are used to automate a lot of these systems management processes. Open Text, a Canadian software company that provides document management, also had a positive impact on the Fund’s performance as its stock put up strong results in 2010. Mentor Graphics was also a notable contributor in the space as the company saw an improvement in its business due to the overall improvement in semiconductor research and development spending. We sold much of the Fund’s position in Mentor Graphics, taking profits when the stock hit our valuation targets.

Within the computers and peripherals industry, Electronics for Imaging, which makes wide format inkjet printers for advertising, was a notable contributor to the Fund’s 2010 performance. EMC was also a strong contributor to the Fund’s results and we sold out of the Fund’s position as it hit our targets. NetApp was also big winner for the Fund in 2010.

The Fund’s semiconductor capital equipment holdings contributed nicely to the Fund’s investment results during the period. The Fund maintained a strong weighting in the group — an overweight as compared to the S&P Index. Names like Novellus, ASML, Lam Research and KLA-Tencor all had very strong results throughout the year and the stocks appreciated nicely for the Fund. Broad-based recoveries in capital spending within the semiconductor industry lifted the fortunes of all those companies. The Fund also benefitted from its top position in Synopsys. Synopsys, the leading semiconductor chip design software company, put up strong results as it improved bookings and at the same time did a couple key acquisitions that we believe should position them very well over the next couple of years.

We increased our exposure to semiconductor device stocks in 2010. Our semiconductor analysts have gotten more bullish on the durability and sustainability of the semiconductor industry recovery, especially in light

6  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

of the improvement in world economic conditions and overall corporate capital spending. The improvement in disposable income in developed markets is also a very nice positive for spending on mobile phones and portable computers, increasing chip demand.

Cisco, within the communications equipment industry, was a disappointment for us. The enterprise network infrastructure market, which is what Cisco dominates, rebounded at a slower pace in 2010 than other segments of the technology market. Cisco also has higher exposure to U.S. state and local governments as a percentage of their revenues than most other technology companies and the company experienced some disappointments as a result of that with respect to their revenue growth and bookings. Cisco also experienced disappointing results from its cable television set-top boxes amid an increased competitive landscape. We reduced the Fund’s weighting in Cisco during the period, though after its negative effect had already impacted Fund results.

We had a few other names that were underperformers for the Fund in 2010, like Amdocs. Amdocs appointed a new CEO during the year. He came onboard and announced that Amdocs was going to ramp up its expenses to try to rev up their revenue growth. In our view, Amdocs is a well run company with a modest valuation. If the new strategy is successful, the stock could be poised for a very strong 2011.

The Fund was more fully invested in 2010, decreasing its cash balance to under 4% for much of the year. We view this as a positive with respect to Fund positioning, as it means we were able to identify more attractive investment opportunities for the Fund’s portfolio.

Our future strategy
We believe the smart phone phenomenon will continue to proliferate. We also think tablet computing will become an increasingly important trend. While some opine that tablet computers will steal market share from notebook computers, we don’t think it’s going to be as cannibalistic as some think. We view the trend as more additive — that people are going to have increasingly more and more devices that they will use for computing. Each type of device has its specific advantages, so our sense is that consumers will look to use more and more devices. As a result, we’re currently sanguine on the outlook for Apple. We are also not

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

presently pessimistic about Intel, for example, or Advanced Micro Devices or Microsoft. We think all these companies are still going to perform well. We think Microsoft’s often speculated demise has been prematurely accepted as fact. There is still an ongoing Windows 7 upgrade, which we believe should benefit Microsoft, as well as other industry trends such as data center refreshes and cloud computing.

We’re constructive overall on the technology industry. New trends in mobile computing — tablets and smart phones — are still going to be very much ascendant, in our view. At the same time, notebook computers aren’t going away. Obviously there’s a trend of fiscal austerity at the government level, both in Europe and, we believe, increasingly in the U.S., which may have some disruption on some companies. But we believe the overall global economic picture is positive. As a result, it is our view that wide swaths of the technology industry will do just fine. The increased sales of smart phones and tablet computers and the overall proliferation of electronics — particularly with the economic rebound sustaining into 2011 — is going to be very positive for semiconductors, semiconductor capital equipment spending and for chip design software companies such as Synopsys.

That said, we believe valuations in the technology sector are not as attractive as they were a year ago, particularly for companies that provide software as a service. Many of these names appear expensive, so we question their return potential in 2011. The fundamentals of the semiconductor industry have improved overall, however, in response to the increasing demand for smart phones, tablet computers, electronics in automobiles and other electronic gadgets on the whole. We find valuations in semiconductors as being much more modest than is the case in some other areas of technology. We believe areas such as semiconductor equipment, semiconductor devices and chip design software appear very modestly valued. We also think some of the large cap names that were flat in 2011 may be poised for better relative performance in 2011.

Paul Wick Portfolio Manager	Reema Shah Portfolio Manager	Ajay Diwan Portfolio Manager

8  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Communications and Information Portfolio Class 1 shares (from 1/1/2001 to 12/31/2010) as compared to the performance of the Standard & Poor’s North American Technology Sector Index (S&P NATS Index) and the Lipper Science & Technology Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Seligman Communications and Information Portfolio
Class 1 Cumulative value of $10,000	$11,501	$11,729	$16,554	$19,294

Average annual total return	+15.01%	+5.46%	+10.61%	+6.79%

S&P NATS Index(1)
Cumulative value of $10,000	$11,265	$10,417	$13,276	$9,169

Average annual total return	+12.65%	+1.37%	+5.83%	-0.86%

Lipper Science and Technology Funds Index(2)
Cumulative value of $10,000	$11,785	$10,403	$12,964	$8,234

Average annual total return	+17.85%	+1.32%	+5.33%	-1.92%

Results for Class 2 shares can be found on page 3.

10  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

(1)	The S&P NATS Index is composed of equity benchmarks of U.S. technology-related stocks. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Science & Technology Funds Index includes the 30 largest science and technology funds tracked by Lipper Inc. The Lipper Index’s returns include net reinvested dividends.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  11

Fund Expenses Example
(Unaudited)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund or by participating in a qualified pension or retirement plan. Your purchase price will be the next NAV calculated after your request is received by the Fund, an authorized insurance company or qualified pension or retirement plan.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts, life insurance policies and/or pension or retirement plans. In addition to the ongoing expense which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical

12  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract or expenses associated with an investment through a qualified pension or retirement plan. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount, the contract or the plan were included, your costs would have been higher.

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,258.00	$5.52	.97%

Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94	.97%

Class 2

Actual(b)	$1,000	$1,256.60	$6.94	1.22%

Hypothetical (5% return before expenses)	$1,000	$1,019.06	$6.21	1.22%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +25.80% for Class 1 and +25.66% for Class 2.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  13

Portfolio of Investments

Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (94.7%)
Issuer	Shares		Value(a)

Aerospace & Defense (1.8%)
General Dynamics Corp.	17,600		$1,248,896

Biotechnology (0.6%)
Gilead Sciences, Inc.	10,400	(b)	376,896

Communications Equipment (5.9%)
Cisco Systems, Inc.	63,400	(b)	1,282,582
Nortel Networks Corp.	16	(b,c,f)	—
QUALCOMM, Inc.	55,400		2,741,746

Total			4,024,328

Computers & Peripherals (10.9%)
Apple, Inc.	10,300	(b)	3,322,368
Electronics for Imaging, Inc.	66,200	(b,d)	947,322
Hewlett-Packard Co.	65,200		2,744,920
Toshiba Corp.	63,000	(c)	342,045

Total			7,356,655

Electrical Equipment (0.5%)
Nidec Corp.	3,600	(c)	363,137

Electronic Equipment, Instruments & Components (2.3%)
Avnet, Inc.	28,900	(b)	954,567
Elster Group SE, ADR	9,543	(b,c,d)	161,277
Jabil Circuit, Inc.	21,300		427,917

Total			1,543,761

Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	14,700		744,114
Thoratec Corp.	4,400	(b,d)	124,608

Total			868,722

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.	1,500	(b)	270,000

Internet Software & Services (5.9%)
Equinix, Inc.	3,029	(b)	246,137
Google, Inc., Class A	4,000	(b)	2,375,880
Open Text Corp.	22,713	(b,c)	1,046,161
SciQuest, Inc.	3,029	(b)	39,407
VeriSign, Inc.	8,900	(d)	290,763

Total			3,998,348

IT Services (4.7%)
Amdocs Ltd.	106,100	(b,c)	2,914,567
Rolta India Ltd.	41,800	(c)	144,664
Teradata Corp.	3,200	(b)	131,712

Total			3,190,943

Life Sciences Tools & Services (0.8%)
Life Technologies Corp.	2,562	(b)	142,191
Thermo Fisher Scientific, Inc.	7,500	(b)	415,200

Total			557,391

Media (0.5%)
Virgin Media, Inc.	12,000	(d)	326,880

Office Electronics (2.1%)
Xerox Corp.	122,900		1,415,808

Semiconductors & Semiconductor Equipment (17.7%)
Advanced Micro Devices, Inc.	74,531	(b,d)	609,664
Amkor Technology, Inc.	120,627	(b,d)	891,434
ASML Holding NV	43,700	(c,d)	1,675,458
Intel Corp.	123,700		2,601,411
KLA-Tencor Corp.	51,800		2,001,552
Lam Research Corp.	9,200	(b,d)	476,376
Marvell Technology Group Ltd.	92,188	(b,c)	1,710,087
Novellus Systems, Inc.	43,500	(b)	1,405,920
ON Semiconductor Corp.	18,200	(b)	179,816
Spansion, Inc., Class A	11,202	(b,d)	231,881
Teradyne, Inc.	16,600	(b,d)	233,064

Total			12,016,663

See accompanying Notes to Portfolio of Investments.

14  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Software (38.9%)
Aspen Technology, Inc.	45,189	(b)	$573,900
BMC Software, Inc.	76,200	(b)	3,592,068
Check Point Software Technologies Ltd.	48,083	(b,c)	2,224,320
JDA Software Group, Inc.	45,000	(b)	1,260,000
McAfee, Inc.	3,700	(b)	171,347
Mentor Graphics Corp.	11,294	(b,d)	135,528
Micro Focus International PLC	21,430	(c)	129,887
Microsoft Corp.	111,200		3,104,704
Nuance Communications, Inc.	137,000	(b,d)	2,490,660
Oracle Corp.	88,600		2,773,180
Parametric Technology Corp.	105,842	(b,d)	2,384,620
Symantec Corp.	199,823	(b)	3,345,037
Synopsys, Inc.	156,000	(b)	4,197,960

Total			26,383,211

Wireless Telecommunication Services (0.4%)
China Mobile Ltd.	26,500	(c)	263,227

Total Common Stocks
(Cost: $55,960,409) $64,204,866

Money Market Fund (5.7%)
Issuer	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	3,861,178	(g)	$3,861,178

Total Money Market Fund
(Cost: $3,861,178) $3,861,178

Investments of Cash Collateral Received
for Securities on Loan (6.8%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(e)
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$2,583,998	0.170%	$2,583,961	$2,583,961
Mizuho Securities USA, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$2,000,083	0.500	2,000,000	2,000,000

Total 4,583,961

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $4,583,961)			$4,583,961

Total Investments in Securities
(Cost: $64,405,548)(h)			$72,650,005

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

ADR	— American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 16.18% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  15

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$2,635,640

Total market value of collateral securities	$2,635,640

Mizuho Securities USA, Inc. (0.500%)
Security description	Value(a)
Fannie Mae Grantor Trust	$988
Fannie Mae Pool	829,910
Fannie Mae REMICS	85,648
Fannie Mae Whole Loan	2,326
Federal Farm Credit Bank	1,333
Federal Home Loan Banks	34,581
Federal Home Loan Mortgage Corp	5,325
FHLMC Structured Pass Through Securities	5,044
Freddie Mac Gold Pool	434,869
Freddie Mac Non Gold Pool	51,599
Freddie Mac REMICS	95,880
Ginnie Mae II Pool	70,208
Government National Mortgage Association	130,229
United States Treasury Note/Bond	292,060

Total market value of collateral securities	$2,040,000

(f)	Negligible market value.

(g)	Affiliated Money Market Fund — See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(h)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $64,656,242 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$9,846,832
Unrealized depreciation	(1,853,069)

Net unrealized appreciation	$7,993,763

16  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements - Valuation of securities.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Computers & Peripherals	$7,014,610	$342,045	$—	$7,356,655
Electrical Equipment	—	363,137	—	363,137
IT Services	3,046,279	144,664	—	3,190,943
Software	26,253,324	129,887	—	26,383,211
Wireless Telecommunication Services	—	263,227	—	263,227
All Other Industries	26,647,693	—	—	26,647,693

Total Equity Securities	62,961,906	1,242,960	—	64,204,866

Other
Affiliated Money Market Fund(c)	3,861,178	—	—	3,861,178
Investments of Cash Collateral Received for Securities on Loan	—	4,583,961	—	4,583,961

Total Other	3,861,178	4,583,961	—	8,445,139

Total	$66,823,084	$5,826,921	$—	$72,650,005

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

18  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  19

Statement of Assets and Liabilities
Dec. 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $55,960,409)	$64,204,866
Affiliated money market fund (identified cost $3,861,178)	3,861,178
Investments of cash collateral received for securities on loan (identified cost $4,583,961)	4,583,961

Total investments in securities (identified cost $64,405,548)	72,650,005
Capital shares receivable	24,825
Dividends and accrued interest receivable	6,132
Receivable for investment securities sold	260,690

Total assets	72,941,652

Liabilities
Capital shares payable	8,707
Payable for investment securities purchased	432,494
Payable upon return of securities loaned	4,583,961
Accrued investment management services fees	40,160
Accrued distribution fees	8,633
Accrued transfer agency fees	3,418
Accrued administrative services fees	3,418
Other accrued expenses	41,714

Total liabilities	5,122,505

Net assets applicable to outstanding capital stock	$67,819,147

Represented by
Capital stock — $.001 par value	$2,991
Additional paid-in capital	67,680,587
Excess of distributions over net investment income	(1,608)
Accumulated net realized gain (loss)	(8,107,280)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	8,244,457

Total — representing net assets applicable to outstanding capital stock	$67,819,147

*Value of securities on loan	$4,456,384

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class 1	$26,328,448	1,141,490	$23.06
Class 2	$41,490,699	1,849,839	$22.43

The accompanying Notes to Financial Statements are an integral part of this statement.

20  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Statement of Operations
Year ended Dec. 31, 2010

Investment income
Income:
Dividends	$344,464
Interest	2,910
Income distributions from affiliated money market fund	9,266
Income from securities lending — net	6,245
Foreign taxes withheld	(397)

Total income	362,488

Expenses:
Investment management services fees	412,970
Distribution fees — Class 2	83,771
Transfer agency fees
Class 1	15,188
Class 2	20,303
Administrative services fees	35,146
Compensation of board members	1,641
Custodian fees	15,410
Printing and postage	27,842
Professional fees	38,124
Other	9,738

Total expenses	660,133

Investment income (loss) — net	(297,645)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	5,814,144
Foreign currency transactions	8,146
Options contracts written	(6,103)
Increase from payment by affiliate (Note 11)	19,768

Net realized gain (loss) on investments	5,835,955
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	3,054,813

Net gain (loss) on investments and foreign currencies	8,890,768

Net increase (decrease) in net assets resulting from operations	$8,593,123

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  21

Statements of Changes in Net Assets

Year ended Dec. 31,	2010	2009
Operations
Investment income (loss) — net	$(297,645)	$(327,654)
Net realized gain (loss) on investments	5,835,955	1,244,730
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	3,054,813	18,625,606

Net increase (decrease) in net assets resulting from operations	8,593,123	19,542,682

Capital share transactions
Proceeds from sales
Class 1 shares	394,946	292,196
Class 2 shares	16,255,263	17,154,202
Payments for redemptions
Class 1 shares	(4,194,502)	(4,542,598)
Class 2 shares	(9,306,736)	(6,445,241)

Increase (decrease) in net assets from capital share transactions	3,148,971	6,458,559

Total increase (decrease) in net assets	11,742,094	26,001,241
Net assets at beginning of year	56,077,053	30,075,812

Net assets at end of year	$67,819,147	$56,077,053

Excess of distributions over net investment income	$(1,608)	$(1,113)

The accompanying Notes to Financial Statements are an integral part of this statement.

22  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year ended Dec. 31,
Per share data	2010		2009		2008	2007		2006
Net asset value, beginning of period	$20.05		$12.54		$19.66	$17.04		$13.93

Income from investment operations:
Net investment income (loss)	(.08)		(.11)		(.13)	(.11)		(.08)
Net gains (losses) (both realized and unrealized)	3.08		7.62		(6.99)	2.73		3.19
Increase from payment by affiliate	.01		—		—	—		—

Total from investment operations	3.01		7.51		(7.12)	2.62		3.11

Net asset value, end of period	$23.06		$20.05		$12.54	$19.66		$17.04

Total return	15.01%	(a)	59.89%		(36.22% )	15.37%		22.33%

Ratios to average net assets(b)
Total expenses	.99%		1.10%		1.15%	1.10%		1.05%

Net investment income (loss)	(.37%	)	(.68%	)	(.78% )	(.59%	)	(.54%	)

Supplemental data
Net assets, end of period (in millions)	$26		$27		$20	$38		$42

Portfolio turnover rate	105%		147%		129%	199%		181%

See accompanying Notes to Financial Highlights.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  23

Financial Highlights (continued)

Class 2	Year ended Dec. 31,
Per share data	2010		2009		2008	2007		2006
Net asset value, beginning of period	$19.54		$12.26		$19.27	$16.74		$13.72

Income from investment operations:
Net investment income (loss)	(.12)		(.14)		(.17)	(.15)		(.12)
Net gains (losses) (both realized and unrealized)	3.00		7.42		(6.84)	2.68		3.14
Increase from payment by affiliate	.01		—		—	—		—

Total from investment operations	2.89		7.28		(7.01)	2.53		3.02

Net asset value, end of period	$22.43		$19.54		$12.26	$19.27		$16.74

Total return	14.79%	(a)	59.38%		(36.38% )	15.11%		22.01%

Ratios to average net assets(b)
Total expenses	1.23%		1.31%		1.40%	1.35%		1.30%

Net investment income (loss)	(.61%	)	(.87%	)	(1.03% )	(.84%	)	(.79%	)

Supplemental data
Net assets, end of period (in millions)	$41		$29		$10	$19		$16

Portfolio turnover rate	105%		147%		129%	199%		181%

Notes to Financial Highlights

(a)	During the year ended Dec. 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

The accompanying Notes to Financial Statements are an integral part of this statement.

24  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

Seligman Communications and Information Portfolio (the Fund) is a series of Seligman Portfolios, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund has 150 million authorized shares of capital stock.

The Fund offers Class 1 and Class 2 shares.

•	Class 1 shares are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

•	Class 2 shares are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies and qualified pension or retirement plans.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. Shares are also offered through certain qualified pension or retirement plans. You invest by purchasing a variable annuity contract or life insurance policy or through a qualified pension or retirement plan and allocating your purchase payments to the subaccounts that invest in the Fund.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  25

Notes to Financial Statements (continued)

fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the Corporation’s Board of Directors (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Option contracts are valued daily at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

26  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  27

Notes to Financial Statements (continued)

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund

28  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. The Fund bought and wrote options traded on U.S. and foreign exchanges or in the over-the-counter (OTC) markets to decrease the Fund’s exposure to equity risk and to increase return on investments and protect gains. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  29

Notes to Financial Statements (continued)

securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call or purchased put option, or the purchase cost for a written put or purchased call option, is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at Dec. 31, 2010
At Dec. 31, 2010, the Fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Options
Equity contracts	$—	$(6,103)

Foreign exchange contracts	(4,407)	—

Total	$(4,407)	$(6,103)

30  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
currency exchange
Risk exposure category	contracts	Options
Equity contracts	$—	$—

Foreign exchange contracts	—	—

Total	$—	$—

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $113,000 for the year ended Dec. 31, 2010.

Options
At Dec. 31, 2010, the Fund had no outstanding options contracts. During the year ended Dec. 31, 2010, the Fund entered into and closed 18 option contracts, of which, the average gross notional amount was $33,000.

4.	EXPENSES

Investment management services fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to 0.705% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended Dec. 31, 2010 was 0.06% of the Fund’s average daily net assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  31

Notes to Financial Statements (continued)

these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $69.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency and Servicing Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) maintains shareholder accounts and records. The Fund paid the Transfer Agent an annual rate of 0.06% of the Fund’s average daily net assets.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class 1	0.99%
Class 2	1.24

For the year ended Dec. 31, 2010, the waiver was not invoked since the Fund’s expenses were below the cap amount.

32  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $59,513,597 and $57,062,180, respectively, for the year ended Dec. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Dec. 31,	2010	2009
Class 1
Sold	18,979	17,383
Redeemed	(207,073)	(281,750)

Net increase (decrease)	(188,094)	(264,367)

Class 2
Sold	814,680	1,096,161
Redeemed	(470,323)	(413,492)

Net increase (decrease)	344,357	682,669

7.	LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities valued at

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  33

Notes to Financial Statements (continued)

$4,456,384 were on loan, secured by cash collateral of $4,583,961 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $6,245 earned from securities lending for the year ended Dec. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8.	OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Dec. 31, 2010 were as follows:

	Calls
	Contracts	Premiums
Balance Dec. 31, 2009	—	$—

Opened	18	22,913
Closed	(18)	(22,913)

Balance Dec. 31, 2010	—	$—

9.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $33,140,058 and $32,791,689, respectively, for the year ended Dec. 31, 2010. The income distributions received with respect to the

34  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

10.	BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Dec. 31, 2010.

11.	PAYMENT BY AFFILIATE

During the year ended Dec. 31, 2010, the Investment Manager voluntarily reimbursed the Fund $19,768 for a loss on a trading error.

12.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  35

Notes to Financial Statements (continued)

wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $297,150 and accumulated net realized loss has been decreased by $2,153,329 resulting in a net reclassification adjustment to decrease paid-in capital by $2,450,479.

For the years ended Dec. 31, 2010 and 2009, there were no distributions.

At Dec. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(7,856,586)
Unrealized appreciation (depreciation)	$7,992,155

For federal income tax purposes, the Fund had a capital loss carry-over of $7,856,586 at Dec. 31, 2010, that if not offset by capital gains will expire as follows:

2011	2016	2017

$5,578,202	$2,165,560	$112,824

For the year ended Dec. 31, 2010, $5,666,917 of capital loss carry-over was utilized and $2,162,607 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

13.	RISKS RELATING TO CERTAIN INVESTMENTS

Concentration risk
The Fund concentrates its investments in companies in the communications, information and related industries. The market prices of these stocks tend to exhibit a greater degree of market risk. Therefore, the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries.

36  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

14.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements, other than as noted below.

In August 2010, the Board of Directors of Seligman Communications and Information Portfolio approved a proposal to merge the Fund with and into Seligman Global Technology Portfolio. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011 and is expected to close before the end of the second quarter 2011.

15.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  37

Notes to Financial Statements (continued)

and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the

38  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  39

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Seligman Communications and Information Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

40  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Portfolio of the Seligman Portfolios, Inc. at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 17, 2011

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  41

Federal Income Tax Information
(Unaudited)

Fiscal year ended Dec. 31, 2010

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

42  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  43

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

44  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  45

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

46  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  47

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

48  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

Seligman Communications and Information Portfolio

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total number of shares outstanding in the Fund.

To approve an Agreement and Plan of Reorganization between Seligman Communications and Information Portfolio and Seligman Global Technology Portfolio.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
2,753,796.340	58,478.182	162,214.406	0.001

To elect directors to the Board.*

		Shares Voted	Shares Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	14,919,498.070	801,308.231	0.000	0.000
02.	Edward J. Boudreau, Jr.	15,048,206.586	672,599.715	0.000	0.000
03.	Pamela G. Carlton	15,042,952.965	677,853.336	0.000	0.000
04.	William P. Carmichael	15,035,808.710	684,997.591	0.000	0.000
05.	Patricia M. Flynn	15,033,450.369	687,355.932	0.000	0.000
06.	William A. Hawkins	15,007,434.667	713,371.634	0.000	0.000
07.	R. Glenn Hilliard	15,040,135.313	680,670.988	0.000	0.000
08.	Stephen R. Lewis, Jr.	15,036,232.645	684,573.656	0.000	0.000
09.	John F. Maher	14,961,406.595	759,399.706	0.000	0.000
10.	John J. Nagorniak	15,060,546.585	660,259.716	0.000	0.000
11.	Catherine James Paglia	15,041,235.594	679,570.707	0.000	0.000

SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT  49

Results of Meeting of Shareholders (continued)

		Shares Voted	Shares Voted		Broker
		‘‘For”	‘‘Withhold”	Abstentions	Non-Votes
12.	Leroy C. Richie	15,034,597.408	686,208.893	0.000	0.000
13.	Anthony M. Santomero	15,018,962.772	701,843.529	0.000	0.000
14.	Minor M. Shaw	15,058,658.239	662,148.062	0.000	0.000
15.	Alison Taunton-Rigby	15,050,274.090	670,532.211	0.000	0.000
16.	William F. Truscott	15,047,949.125	672,857.176	0.000	0.000

*	All shares of Seligman Portfolios, Inc. are voted together as a single class for election of directors.

50  SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO — 2010 ANNUAL REPORT

Seligman Communications and Information Portfolio
P.O. Box 8081
Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. Seligman® mutual funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Seligman is an offering brand of Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9915 C (3/11)

Annual Report

Seligman
Global Technology Portfolio

Annual Report for the Period Ended
December 31, 2010

Seligman Global Technology Portfolio seeks long-term capital appreciation.

Seligman Global Technology Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	4

The Fund’s Long-term Performance	10

Fund Expenses Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	21

Statement of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	39

Federal Income Tax Information	41

Board Members and Officers	42

Proxy Voting	47

Approval of Investment Management Services Agreement	47

Results of Meeting of Shareholders	48

See the Fund’s prospectus for risks associated with investing in the Fund.

2  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Seligman Global Technology Portfolio (the Fund) Class 1 shares increased 15.52% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World IT Index, which rose 10.81% during the same period.

>	The Fund also outperformed the broader global equity market, as represented by the MSCI World Index, which advanced 12.34% for the 12-month period.

>	The Fund underperformed its peer group, as represented by the Lipper Global Science & Technology Funds Index, which increased 23.41% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

	1 year	3 years	5 years	10 years
Seligman Global Technology Portfolio
Class 1	+15.52%	+3.87%	+8.82%	+2.21%

Class 2	+15.08%	+3.61%	+8.58%	+2.02%

MSCI World IT Index (unmanaged)	+10.81%	-1.57%	+3.79%	-1.79%

MSCI World Index (unmanaged)	+12.34%	-4.29%	+2.99%	+2.82%

Lipper Global Science & Technology Funds Index (unmanaged)	+23.41%	+3.80%	+7.50%	+0.07%

(See “The Fund’s Long-Term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or calling 800.345.6611.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  3

Manager Commentary

Dear Shareholders,

Seligman Global Technology Portfolio Class 1 shares gained 15.52% for the 12 months ended Dec. 31, 2010. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology (IT) Index (MSCI World IT Index), which increased 10.81% during the 12-month period. The broad global equity market, as represented by the MSCI World Index, returned 12.34% for the period. The Fund underperformed its peer group, as represented by the Lipper Global Science & Technology Funds Index, which rose 23.41% for the same period.

Significant performance factors
International equities generated healthy gains during the annual period, albeit amid significant volatility. The information technology sector was one of the better performing sectors within the international equity market during the annual period.

Two primary factors supported information technology stocks during the fiscal year. First, in a global economy experiencing only modest growth, companies that demonstrated more attractive growth characteristics were in favor among investors. Second, corporate demand for information technology increased, as indicated by greater capital expenditures. Though spending in the government, consumer and telecommunications equipment

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	0.6%

Health Care	2.0%

Industrials	1.9%

Information Technology	83.3%

Telecommunication Services	0.4%

Other(2)	11.8%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

4  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

markets was flat to down, corporations increased their technology spending as a way to reduce costs, improve productivity and improve margins. Significant exposure to fast-growing emerging markets, strong balance sheet characteristics and attractive valuations among many information technology companies further boosted the sector’s performance.

The best performing industries within the sector were office electronics, computer hardware (computers & peripherals) and electronic equipment and instruments. The weakest industries during the annual period were communications equipment and internet software and services. That said, this was an annual period when individual stock selection was far more critical to Fund performance than industry allocation.

Security selection was also especially effective within the software and the Internet software and services industries. Israeli firm Check Point Software Technologies was an outstanding performer within the software industry. Having a considerably smaller allocation to Microsoft than the MSCI World IT Index also helped, as the systems software giant declined during the year. Standout individual contributors within the Internet software and services industry included Baidu, the dominant Chinese Internet search company, which benefited from rival Google’s exit from

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Apple, Inc.	6.1%

Synopsys, Inc.	5.7%

Amdocs Ltd.	4.8%

Check Point Software Technologies Ltd.	4.7%

BMC Software, Inc.	4.1%

Symantec Corp.	4.0%

Microsoft Corp.	4.0%

Parametric Technology Corp.	4.0%

Hewlett-Packard Co.	3.9%

Nuance Communications, Inc.	3.2%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

the Chinese market, and Open Text, a Canadian intranet, extranet, and corporate portal solutions provider. Having a smaller allocation to Google than the MSCI World IT Index was also advantageous.

The Fund benefited from having a smaller allocation to the poorly-performing communications equipment industry, together with effective security selection within the group. The Fund was helped most by having an underweight position in Cisco Systems, relative to the MSCI World IT Index.

Security selection among semi-conductor companies and in the IT services group also had a positive effect on relative results for the fiscal year. In the IT services group, outsourcing service provider HiSoft Technology International was a meaningful contributor.

Of course, there were disappointments as well. Having less exposure to the strongly performing computer hardware industry (computers & peripherals) than the MSCI World IT Index detracted from the Fund’s results. Within that segment, having a smaller weighting in personal computer and mobile communication device leader Apple, compared to the Index, was disadvantageous. Apple advanced sharply during the annual period, benefiting from robust sales of its iPad and iPhone.

Elsewhere, positions in IT services firms Rolta India and Amdocs and in Internet security firm Symantec were poor performers for the Fund during the annual period. Having only a small position in systems software company Oracle, which generated strong returns during the annual period, further detracted from the Fund’s results.

Changes to the Fund’s portfolio
During the annual period, we reduced the Fund’s exposure to the semiconductors and computer storage industries and increased its allocation to software. We reduced the Fund’s position in semiconductors based on our view that demand for personal computers, handsets and other devices that use semiconductors might slow in the months ahead. We reduced the Fund’s allocation to computer storage companies because several stocks had performed well and we saw an opportunity to take profits. We increased the Fund’s exposure to software companies given our expectations for ongoing economic improvement.

6  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Our future strategy
We believe that as long as corporations continue to invest in their own businesses as they have been doing during the past fiscal year, the information technology sector should continue to perform well. Government spending on technology will likely remain restrained and telecommunications companies are still under pressure from the slow-growth economy. However, we do see potential for growth in consumer spending over the next year or so, should the economy continue to improve, even if slowly. We also expect increased merger and acquisition activity to help support the information technology sector going forward. With several large-cap companies currently holding unusually large amounts of cash, yielding near-zero interest, we believe they are likely to pursue acquisitions of smaller companies in related fields.

Given this view, we currently intend to look for opportunities in companies that we believe may benefit most from increased demand for security software, infrastructure software, outsourcing, smart phones and personal computer components. We remain cautious on companies in the personal computer, communications equipment, computing hardware and storage segments, as we believe demand will likely be only modest in these areas. At the same time, we expect a stock-picker’s market in the months ahead, with fundamental bottom-up research on individual companies playing a key role in Fund performance. Historically, technology has performed relatively well when the economy is recovering, and because of the sector’s fundamental health, we believe it is poised to benefit, though perhaps generating more modest returns than in this annual period.

Richard M. Parower
Portfolio Manager

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

8  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

This page left blank intentionally

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Global Technology Portfolio Class 1 shares (from 1/1/2001 to 12/31/2010) as compared to the performance of the MSCI World IT Index, the MSCI World Index and the Lipper Global Science and Technology Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Seligman Global Technology Portfolio
Class 1 Cumulative value of $10,000	$11,552	$11,208	$15,258	$12,444

Average annual total return	+15.52%	+3.87%	+8.82%	+2.21%

MSCI World IT Index(1)
Cumulative value of $10,000	$11,081	$9,536	$12,046	$7,789

Average annual total return	+10.81%	-1.57%	+3.79%	-1.79%

MSCI World Index(2)
Cumulative value of $10,000	$11,234	$8,767	$11,589	$13,203

Average annual total return	+12.34%	-4.29%	+2.99%	+2.82%

Lipper Global Science and Technology Funds Index(3)
Cumulative value of $10,000	$12,341	$11,184	$14,358	$10,072

Average annual total return	+23.41%	+3.80%	+7.50%	+0.07%

Results for Class 2 shares can be found on page 3.

10  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

(1)	The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity markets. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed equity performance. The index reflects reinvestment of all distributions and changes in market prices.
(3)	The Lipper Global Science and Technology Funds Index includes the 10 largest global science and technology funds tracked by Lipper Inc. The Lipper Index’s returns include net reinvested dividends.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  11

Fund Expenses Example
(Unaudited)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund or by participating in a qualified pension or retirement plan. Your purchase price will be the next NAV calculated after your request is received by the Fund, an authorized insurance company or qualified pension or retirement plan.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts, life insurance policies and/or pension or retirement plans. In addition to the ongoing expense which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical

12  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,256.20	$5.63	.99%

Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04	.99%

Class 2

Actual(b)	$1,000	$1,254.60	$7.05	1.24%

Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.31	1.24%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +25.62% for Class 1 and +25.46% for Class 2.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  13

Portfolio of Investments

Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (89.4%)
Issuer	Shares		Value(a)

Aerospace & Defense (0.7%)
General Dynamics Corp.	600		$42,576

Application Software (20.4%)
Aspen Technology, Inc.	5,468	(b)	69,444
JDA Software Group, Inc.	3,300	(b)	92,400
Longtop Financial Technologies Ltd., ADR	1,500	(b,c,d)	54,270
Mentor Graphics Corp.	3,295	(b,d)	39,540
Micro Focus International PLC	18,128	(c)	109,874
NICE Systems Ltd., ADR	2,600	(b,c)	90,740
Nuance Communications, Inc.	9,200	(b,d)	167,256
Parametric Technology Corp.	9,400	(b)	211,782
Synopsys, Inc.	11,300	(b)	304,084
Taleo Corp., Class A	500	(b)	13,825
Temenos Group AG	1,300	(b,c)	54,143

Total	1,207,358

Communications Equipment (5.1%)
Cisco Systems, Inc.	4,500	(b)	91,035
QUALCOMM, Inc.	3,300		163,317
ZTE Corp., Series H	12,200	(c,d)	48,505

Total	302,857

Computers & Peripherals (12.3%)
Acer, Inc.	19,000	(c)	58,832
Apple, Inc.	1,000	(b)	322,561
Electronics for Imaging, Inc.	3,200	(b)	45,792
Hewlett-Packard Co.	4,900		206,290
NetApp, Inc.	300	(b)	16,488
Toshiba Corp.	9,400	(c)	51,035
Wistron Corp.	14,000	(c)	28,579

Total	729,577

Electrical Equipment (1.2%)
Nidec Corp.	700	(c)	70,610

Electronic Equipment, Instruments & Components (2.9%)
Avnet, Inc.	1,500	(b)	49,544
Elster Group SE, ADR	854	(b,c,d)	14,433
Kyocera Corp.	400	(c)	40,654
Tripod Technology Corp.	5,000	(c)	20,448
Unimicron Technology Corp.	25,000	(c)	48,801

Total	173,880

Health Care Equipment & Supplies (1.0%)
Baxter International, Inc.	1,200		60,744

Internet & Catalog Retail (0.6%)
Amazon.com, Inc.	200	(b)	36,000

Internet Software & Services (6.6%)
Baidu, Inc., ADR	800	(b,c)	77,224
Equinix, Inc.	293	(b)	23,809
Google, Inc., Class A	200	(b)	118,794
Netease.com, ADR	700	(b,c)	25,305
Open Text Corp.	2,145	(b,c)	98,799
SciQuest, Inc.	1,049	(b)	13,647
VeriSign, Inc.	1,100		35,937

Total	393,515

IT Services (7.1%)
Amdocs Ltd.	9,200	(b,c)	252,724
Atos Origin SA	600	(b,c)	31,955
Camelot Information Systems, Inc., ADR	1,000	(b,c,d)	23,920
Rolta India Ltd.	25,100	(c)	86,867
Xchanging PLC	11,800	(c)	23,092

Total	418,558

Life Sciences Tools & Services (1.0%)
Thermo Fisher Scientific, Inc.	1,100	(b)	60,896

Office Electronics (3.1%)
Canon, Inc.	1,100	(c)	56,523

See accompanying Notes to Portfolio of Investments.

14  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

Office Electronics (cont.)
Konica Minolta Holdings, Inc.	2,000	(c)	$20,678
Xerox Corp.	9,200		105,984

Total	183,185

Semiconductors & Semiconductor Equipment (9.4%)
Amkor Technology, Inc.	2,500	(b,d)	18,475
ASML Holding NV	1,300	(c)	49,842
Atheros Communications, Inc.	900	(b,d)	32,328
Intel Corp.	4,800		100,944
KLA-Tencor Corp.	1,400		54,096
Lam Research Corp.	1,100	(b,d)	56,958
Marvell Technology Group Ltd.	4,100	(b,c)	76,055
Novellus Systems, Inc.	2,800	(b)	90,496
ON Semiconductor Corp.	1,900	(b)	18,772
Samsung Electronics Co., Ltd.	38	(c)	31,997
Shinko Electric Industries Co., Ltd.	2,200	(c)	24,554

Total	554,517

Systems Software (17.6%)
3i Infotech Ltd.	14,400	(c)	19,264
BMC Software, Inc.	4,600	(b)	216,844
Check Point Software Technologies Ltd.	5,421	(b,c,d)	250,775
McAfee, Inc.	300	(b)	13,893
Microsoft Corp.	7,600		212,192
Oracle Corp.	3,800		118,940
Symantec Corp.	12,800	(b)	214,272

Total	1,046,180

Wireless Telecommunication Services (0.4%)
China Mobile Ltd.	2,500	(c)	24,833

Total Common Stocks
(Cost: $4,536,766) $5,305,286

Money Market Fund (11.9%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	706,843	(f)	$706,843

Total Money Market Fund
(Cost: $706,843) $706,843

Investments of Cash Collateral Received
for Securities on Loan (11.3%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(e)
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$673,542	0.170%	$673,533	$673,533

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $673,533)			$673,533

Total Investments in Securities
(Cost: $5,917,142)(g)			$6,685,662

See accompanying Notes to Portfolio of Investments.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  15

Portfolio of Investments (continued)

Summary of Investments in Securities by Country
The following table represents the portfolio investments of the Fund by country as a percentage of net assets at Dec. 31, 2010.

Percentage of
Country	net assets
Bermuda	1.3%
Canada	1.7
China	2.9
France	0.5
Germany	0.2
Guernsey	4.3
Hong Kong	1.3
India	1.8
Israel	5.8
Japan	4.5
Netherlands	0.8
South Korea	0.5
Switzerland	0.9
Taiwan	2.6
United Kingdom	2.3

Total Foreign Securities*	31.4%

United States	81.2%

*	Amount shown does not include companies based in the U.S. that derive at least 50% of their revenue from business outside the U.S. or have at least 50% of their assets outside the U.S. If such companies were included, Total Foreign Securities would be greater than 40%.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

ADR — American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.
(b)	Non-income producing.
(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 31.43% of net assets.
(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.
(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

16  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$687,003

Total market value of collateral securities	$687,003

(f)	Affiliated Money Market Fund – See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.
(g)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $5,950,639 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$849,721
Unrealized depreciation	(114,698)

Net unrealized appreciation	$735,023

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

18  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Application Software	$1,043,341	$164,017	$—	$1,207,358
Communications Equipment	254,352	48,505	—	302,857
Computers & Peripherals	591,131	138,446	—	729,577
Electrical Equipment	—	70,610	—	70,610
Electronic Equipment, Instruments & Components	63,977	109,903	—	173,880
IT Services	276,644	141,914	—	418,558
Office Electronics	105,984	77,201	—	183,185
Semiconductors & Semiconductor Equipment	497,966	56,551	—	554,517
Systems Software	1,026,916	19,264	—	1,046,180
Wireless Telecommunication Services	—	24,833	—	24,833
All Other Industries	593,731	—	—	593,731

Total Equity Securities	4,454,042	851,244	—	5,305,286

Other
Affiliated Money Market Fund(c)	706,843	—	—	706,843
Investments of Cash Collateral Received for Securities on Loan	—	673,533	—	673,533

Total Other	706,843	673,533	—	1,380,376

Total	$5,160,885	$1,524,777	$—	$6,685,662

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

20  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Statement of Assets and Liabilities
Dec. 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $4,536,766)	5,305,286
Affiliated money market fund (identified cost $706,843)	706,843
Investments of cash collateral received for securities on loan Repurchase agreements (identified cost $673,533)	673,533

Total investments in securities (identified cost $5,917,142)	6,685,662
Receivable from Investment Manager	9,936
Capital shares receivable	5,801
Dividends and accrued interest receivable	1,735
Receivable for investment securities sold	3,737

Total assets	6,706,871

Liabilities
Capital shares payable	47,318
Payable upon return of securities loaned	673,533
Accrued investment management services fees	4,819
Accrued distribution fees	404
Accrued transfer agency fees	304
Accrued administrative services fees	406
Other accrued expenses	44,405

Total liabilities	771,189

Net assets applicable to outstanding capital stock	$5,935,682

Represented by
Capital stock — $.001 par value	$289
Additional paid-in capital	6,174,224
Excess of distributions over net investment income	(186)
Accumulated net realized gain (loss)	(1,007,178)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	768,533

Total — representing net assets applicable to outstanding capital stock	$5,935,682

*Value of securities on loan	$638,366

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class 1	$4,053,108	195,882	$20.69
Class 2	$1,882,574	92,737	$20.30

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  21

Statement of Operations
Year ended Dec. 31, 2010

Investment income
Income:
Dividends	41,063
Interest	4
Income distributions from affiliated money market fund	785
Income from securities lending — net	577
Foreign taxes withheld	(1,478)

Total income	40,951

Expenses:
Investment management services fees	53,461
Distribution fees — Class 2	4,454
Transfer agency fees
Class 1	2,330
Class 2	1,078
Administrative services fees	4,502
Compensation of board members	161
Custodian fees	18,604
Printing and postage	21,840
Professional fees	54,343
Other	2,393

Total expenses	163,166
Expenses waived/reimbursed by the Investment Manager and its affiliates	(84,193)

Total net expenses	78,973

Investment income (loss) — net	(38,022)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	823,907
Foreign currency transactions	2,522

Net realized gain (loss) on investments	826,429
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	(31,046)

Net gain (loss) on investments and foreign currencies	795,383

Net increase (decrease) in net assets resulting from operations	$757,361

The accompanying Notes to Financial Statements are an integral part of this statement.

22  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31,	2010	2009
Operations
Investment income (loss) — net	$(38,022)	$(73,474)
Net realized gain (loss) on investments	826,429	7,247
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	(31,046)	2,466,138

Net increase (decrease) in net assets resulting from operations	757,361	2,399,911

Capital share transactions
Proceeds from sales
Class 1 shares	146,175	160,070
Class 2 shares	667,753	1,486,640
Payments for redemptions
Class 1 shares	(672,195)	(485,495)
Class 2 shares	(1,355,580)	(1,081,794)

Increase (decrease) in net assets from capital share transactions	(1,213,847)	79,421

Total increase (decrease) in net assets	(456,486)	2,479,332
Net assets at beginning of year	6,392,168	3,912,836

Net assets at end of year	$5,935,682	$6,392,168

Excess of distributions over net investment income	$(186)	$(135)

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  23

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year ended Dec. 31,
Per share data	2010		2009		2008	2007		2006
Net asset value, beginning of period	$17.91		$11.03		$18.46	$15.99		$13.56

Income from investment operations:
Net investment income (loss)	(.10)		(.19)		(.21)	(.25)		(.20)
Net gains (losses) (both realized and unrealized)	2.88		7.07		(7.22)	2.72		2.63

Total from investment operations	2.78		6.88		(7.43)	2.47		2.43

Net asset value, end of period	$20.69		$17.91		$11.03	$18.46		$15.99

Total return	15.52%		62.38%		(40.25% )	15.45%		17.92%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	2.84%		3.86%		3.54%	3.04%		2.57%

Net expenses after expense waiver/reimbursement(b)	1.30%		1.90%		1.90%	1.90%		1.90%

Net investment income (loss)	(.57%	)	(1.38%	)	(1.38% )	(1.44%	)	(1.37%	)

Supplemental data
Net assets, end of period (in millions)	$4		$4		$3	$6		$6

Portfolio turnover rate	96%		153%		161%	198%		205%

See accompanying Notes to Financial Highlights.

24  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Class 2	Year ended Dec. 31,
Per share data	2010		2009		2008	2007		2006
Net asset value, beginning of period	$17.64		$10.88		$18.25	$15.83		$13.45

Income from investment operations:
Net investment income (loss)	(.16)		(.23)		(.24)	(.28)		(.22)
Net gains (losses) (both realized and unrealized)	2.82		6.99		(7.13)	2.70		2.60

Total from investment operations	2.66		6.76		(7.37)	2.42		2.38

Net asset value, end of period	$20.30		$17.64		$10.88	$18.25		$15.83

Total return	15.08%		62.13%		(40.38% )	15.29%		17.69%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	3.03%		3.79%		3.71%	3.19%		2.72%

Net expenses after expense waiver/reimbursement(b)	1.62%		2.15%		2.07%	2.05%		2.05%

Net investment income (loss)	(.91%	)	(1.60%	)	(1.55% )	(1.59%	)	(1.52%	)

Supplemental data
Net assets, end of period (in millions)	$2		$2		$1	$3		$2

Portfolio turnover rate	96%		153%		161%	198%		205%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  25

Notes to Financial Statements

1.	ORGANIZATION

Seligman Global Technology Portfolio (the Fund) is a series of Seligman Portfolios, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund has 100 million authorized shares of capital stock.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the

26  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Corporation’s Board of Directors (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Foreign currency exchange contracts are market-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  27

Notes to Financial Statements (continued)

translation gains or losses on dividends, interest income and foreign withholding taxes.

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal

28  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  29

Notes to Financial Statements (continued)

fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at Dec. 31, 2010
At Dec. 31, 2010, the Fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign
Risk exposure category	currency contracts
Foreign exchange contracts	$(2,139)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign
Risk exposure category	currency contracts
Foreign exchange contracts	$—

30  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The monthly average gross notional amount for these contracts was $30,000 for the year ended Dec. 31, 2010.

4.	EXPENSES

Investment management services fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held, or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.95% to 0.87% as the Fund’s assets increase. The management fee for the year ended Dec. 31, 2010 was 0.95% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the year ended Dec. 31, 2010 was 0.08% of the Fund’s average daily net assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $8.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  31

Notes to Financial Statements (continued)

Transfer agency fees
Under a Transfer Agency and Servicing Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) maintains shareholder accounts and records. The Fund paid the Transfer Agent an annual rate of 0.06% of the Fund’s average daily net assets.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class 1	1.30%
Class 2	1.62

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class 1	$22
Class 2	9

The management fees and other Fund level expenses waived/reimbursed were $84,162.

Under an agreement which was effective until April 30, 2010, the Investment Manager and its affiliates contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*) would not exceed the following percentage of the class’ average daily net assets:

Class 1	1.90%
Class 2	2.15

32  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class or class’ average daily net assets:

Class 1	0.99%
Class 2	1.24

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $5,040,579 and $6,813,227, respectively, for the year ended Dec. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Dec. 31,	2010	2009
Class 1
Sold	8,011	10,315
Redeemed	(36,665)	(35,557)

Net increase (decrease)	(28,654)	(25,242)

Class 2
Sold	35,013	99,079
Redeemed	(76,691)	(71,169)

Net increase (decrease)	(41,678)	27,910

7.	LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  33

Notes to Financial Statements (continued)

Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities valued at $638,366 were on loan, secured by cash collateral of $673,533 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $577 earned from securities lending for the year ended Dec. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $4,247,260 and $3,691,955, respectively, for the year ended Dec. 31, 2010. The income distributions received with respect to the Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

34  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

9.	BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

10.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $37,971 and accumulated net realized loss has been decreased by $4,143,456 resulting in a net reclassification adjustment to decrease paid-in capital by $4,181,427.

For the years ended Dec. 31, 2010 and 2009, there were no distributions.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  35

Notes to Financial Statements (continued)

At Dec. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(973,681)
Unrealized appreciation (depreciation)	$734,850

For federal income tax purposes, the Fund had a capital loss carry-over of $973,681 at Dec. 31, 2010, that if not offset by capital gains will expire as follows:

2011	2016	2017

$108,762	$544,777	$320,142

For the year ended Dec. 31, 2010, $795,528 of capital loss carry-over was utilized and $4,145,978 expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11.	RISKS RELATING TO CERTAIN INVESTMENTS

Foreign/emerging markets risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Technology and Technology-Related Investment Risk
The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

12.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

36  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

13.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  37

Notes to Financial Statements (continued)

violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of Ameriprise Financial.

38  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Seligman Global Technology Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Global Technology Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  39

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Global Technology Portfolio of the Seligman Portfolios, Inc. at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 17, 2011

40  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

Fiscal year ended Dec. 31, 2010

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  41

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

42  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  43

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

44  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  45

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

46  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services Agreement

In September 2010, in connection with various initiatives to integrate the legacy Columbia Funds and legacy RiverSource Funds, for which Columbia Management Investment Advisers, LLC (CMIA) serves as investment manager, the Fund’s Board of Directors (the Board) approved, subject to approval by shareholders, an amended investment management services agreement between the Fund and CMIA (the IMSA). The IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011. A discussion regarding the basis for the approval by the Board of the IMSA is set forth under “Proposal 2 — Approve Proposed IMS Agreement — Board Considerations,” in the definitive proxy statement filed with the Securities and Exchange Commission by Seligman Portfolios, Inc., on behalf of the Fund, on December 28, 2010, and is incorporated by reference herein.

SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT  47

Results of Meeting of Shareholders

Seligman Global Technology Portfolio

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total number of shares outstanding in the Fund.

To approve the proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
275,400.717	4,330.210	12,716.762	0.000

To approve a proposal to authorize Columbia Management Investment Advisers, LLC to enter into and materially amend subadvisory agreements in the future, with the approval of the Company’s board of directors/trustees, but without obtaining shareholder approval.

Shares Voted	Shares		Broker
“For”	Voted “Against”	Abstentions	Non-Votes
261,995.972	17,734.955	12,716.762	0.000

To elect directors to the Board.*

		Shares	Shares
		Voted “For”	Voted “Withhold”	Abstentions	Broker Non-Votes
01.	Kathleen Blatz	14,919,498.070	801,308.231	0.000	0.000
02.	Edward J. Boudreau, Jr.	15,048,206.586	672,599.715	0.000	0.000
03.	Pamela G. Carlton	15,042,952.965	677,853.336	0.000	0.000
04.	William P. Carmichael	15,035,808.710	684,997.591	0.000	0.000
05.	Patricia M. Flynn	15,033,450.369	687,355.932	0.000	0.000
06.	William A. Hawkins	15,007,434.667	713,371.634	0.000	0.000
07.	R. Glenn Hilliard	15,040,135.313	680,670.988	0.000	0.000
08.	Stephen R. Lewis, Jr.	15,036,232.645	684,573.656	0.000	0.000
09.	John F. Maher	14,961,406.595	759,399.706	0.000	0.000
10.	John J. Nagorniak	15,060,546.585	660,259.716	0.000	0.000
11.	Catherine James Paglia	15,041,235.594	679,570.707	0.000	0.000
12.	Leroy C. Richie	15,034,597.408	686,208.893	0.000	0.000
13.	Anthony M. Santomero	15,018,962.772	701,843.529	0.000	0.000
14.	Minor M. Shaw	15,058,658.239	662,148.062	0.000	0.000
15.	Alison Taunton-Rigby	15,050,274.090	670,532.211	0.000	0.000
16.	William F. Truscott	15,047,949.125	672,857.176	0.000	0.000

*	All shares of Seligman Portfolios, Inc. are voted together as a single class for election of directors.

48  SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO — 2010 ANNUAL REPORT

Seligman Global Technology Portfolio
P.O. Box 8081
Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. Seligman® mutual funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Seligman is an offering brand of Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9916 C (3/11)

Annual Report

Seligman Large-Cap Value Portfolio

Annual Report for the Period Ended
December 31, 2010

Seligman Large-Cap Value Portfolio seeks long-term capital appreciation.

Seligman Large-Cap Value Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	4

The Fund’s Long-term Performance	8

Fund Expenses Example	10

Portfolio of Investments	12

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	32

Board Members and Officers	33

Proxy Voting	39

Results of Meeting of Shareholders	39

In August 2010, the Board of Directors of Seligman Large-Cap Value Portfolio (the “Fund”) approved a proposal to merge the Fund with and into Seligman Variable Portfolio — Larger-Cap Value Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Seligman Variable Portfolio — Larger-Cap Value Fund and the definitive terms of the merger are included in proxy materials mailed to shareholders who owned shares of the Fund on Dec. 17, 2010. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011 and is expected to close before the end of the second quarter 2011. For more information, see “Results of Meeting of Shareholders”.

See the Fund’s prospectus for risks associated with investing in the Fund.

2  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Seligman Large-Cap Value Portfolio (the Fund) Class 1 shares gained 19.09% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Russell 1000® Value Index, which rose 15.51% during the same 12-month period.

>	The Fund outperformed the broad U.S. equity market, as represented by the Standard & Poor’s (S&P) 500 Index, which advanced 15.06% for the 12-month period.

>	The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which increased 13.02% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

	1 year	3 years	5 years	10 years
Seligman Large-Cap Value Portfolio — Class 1	+19.09%	-1.32%	+3.62%	+2.54%

Russell 1000 Value Index (unmanaged)	+15.51%	-4.42%	+1.28%	+3.26%

S&P 500 Index (unmanaged)	+15.06%	-2.86%	+2.29%	+1.41%

Lipper Large-Cap Value Funds Index (unmanaged)	+13.02%	-3.82%	+1.52%	+1.89%

As of Dec. 31, 2010, there were no Class 2 shares outstanding and therefore Class 2 performance is not shown.

(See “The Fund’s Long-Term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or calling 800.345.6611.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  3

Manager Commentary

Dear Shareholder,

Seligman Large-Cap Value Portfolio (the Fund) Class 1 shares gained 19.09% for the 12-month period ended Dec. 31, 2010. The Fund outperformed its benchmark, the Russell 1000® Value Index (Russell Index), which advanced 15.51% during the same 12 months. The Fund outperformed the broad U.S. equity market, as represented by the Standard & Poor’s (S&P) 500 Index, which advanced 15.06% for the 12-month period. The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which rose 13.02% during the same period.

Significant performance factors
The Fund had a strong year, significantly outperforming the Russell Index. We attribute the favorable performance to the high quality of companies and management represented in the Fund’s portfolio.

Overall, the Fund had substantial exposure to cyclical companies, relative to the Russell Index, particularly industrials and materials stocks. This

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	10.1%

Consumer Staples	12.5%

Energy	14.0%

Financials	24.3%

Health Care	9.5%

Industrials	13.5%

Information Technology	3.3%

Materials	5.7%

Utilities	3.9%

Other(2)	3.2%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

4  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

was advantageous for the Fund’s investment results as these sectors responded well to the economic rebound.

Though the Fund had a sizable allocation to financials, its position was smaller than that of the Russell Index. This underweight was beneficial given the very weak performance of financial companies in 2010. Even more important to results, however, was that the Fund’s financial holdings outperformed those in the Russell Index. The Fund had less invested in banks and more in insurance companies, which generally performed better for the year. There were some individual detractors within the financials segment, including Bank of America, JPMorgan Chase and Morgan Stanley, but overall the Fund’s performance in the sector was very strong.

Exposure to the stocks of retail companies also aided the Fund’s performance relative to the Russell Index. Select retail segments, particularly higher end retailers such as Nordstrom, performed well during the year.

Chemical company DuPont delivered the Fund’s largest gain for the year. New management, effective business execution and an improving economy all supported the stock’s significant performance. Additional contributors included railroad stocks Union Pacific and CSX. Railroads,

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

JPMorgan Chase & Co.	4.6%

U.S. Bancorp	4.4%

Bank of America Corp.	4.4%

Valero Energy Corp.	4.2%

Tyson Foods, Inc., Class A	4.1%

AES Corp.	4.0%

Humana, Inc.	4.0%

CSX Corp.	3.5%

Bristol-Myers Squibb Co.	3.4%

Juniper Networks, Inc.	3.4%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

in general, have been operating successfully, controlling costs and raising their rates in response to the improving economy. Consumer staples stock Tyson Foods was another strong performer, with much of its gains coming in the fourth quarter.

Not holding stocks in certain areas hampered results relative to the Russell Index. The Fund had no holdings in real estate investment trusts (REITs), utilities or telephone stocks, all areas that performed relatively well in 2010.

Changes to the Fund’s portfolio
We made only one notable change to the portfolio this year. We sold Caterpillar and used the proceeds to increase the Fund’s energy weight by buying integrated energy company ConocoPhillips.

In terms of sector positioning, the Fund ended the year with significantly larger weightings in materials and industrials than the Russell Index. Both are cyclical sectors that we think will continue to benefit from the improving economic environment. The Fund also had a larger consumer discretionary weighting than the Russell Index. We believe that, as the economy continues to improve and there is some job creation, consumer confidence will improve and pent-up demand may lead to increased spending. Though we have not seen sizable employment gains yet, there has already been improvement in some retail areas. As of the close of the reporting period, the Fund’s allocations to consumer staples and energy were also larger than those of the Russell Index.

Key underweights relative to the Russell Index included telecommunication services, where the Fund has no exposure, as well as health care, utilities and information technology. As value managers, we are very cautious in the health care sector and though health care stocks are not currently very expensive, we still do not see much potential there at this time. Our view of information technology is favorable and, at present, we are investigating opportunities in the sector. We believe technology stocks may benefit from fairly strong capital spending and we would consider adding to the Fund’s information technology position if we identify a suitable, attractively priced stock.

6  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Our future strategy
We are currently optimistic about the equity market and are comfortable with the Fund’s positioning. We think the economy will continue to improve and that gross domestic product growth should accelerate. Though we have seen inflation in commodities, it has not translated to inflation in wages, which can be a concern. We believe wage inflation seems unlikely in the near term given that unemployment provides plenty of capacity for job growth. We do not think the Federal Reserve will tighten its monetary policy in 2011, but we do think yields in the bond market could begin to rise if the economy accelerates. Consequently, we think the advantages of owning bonds have waned.

Corporate profitability currently remains strong. We think companies have room for further cost containment and with even a little top line growth, profits may continue to rise. Based on forecasted earnings for S&P 500 Index companies and given low interest rates and inflation, we think equities were about 20% undervalued at fiscal year-end.

We consider the current environment to be favorable for equities. The economy has been stimulated, interest rates and inflation are still low and equities, in our view, appear attractive compared to other investment alternatives.

Neil T. Eigen Portfolio Manager	Richard S. Rosen Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Invwestment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  7

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Large-Cap Value Portfolio Class 1 shares (from 1/1/01 to 12/31/10) as compared to the performance of the Russell 1000® Value Index, the S&P 500 Index and the Lipper Large-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Seligman Large-Cap Value Portfolio
Class 1 Cumulative value of $10,000	$11,909	$9,610	$11,943	$12,846

Average annual total return	+19.09%	-1.32%	+3.62%	+2.54%

Russell 1000 Value Index(1)
Cumulative value of $10,000	$11,551	$8,731	$10,654	$13,779

Average annual total return	+15.51%	-4.42%	+1.28%	+3.26%

S&P 500 Index(2)
Cumulative value of $10,000	$11,506	$9,168	$11,199	$11,508

Average annual total return	+15.06%	-2.86%	+2.29%	+1.41%

Lipper Large-Cap Value Funds Index(3)
Cumulative value of $10,000	$11,302	$8,898	$10,783	$12,063

Average annual total return	+13.02%	-3.82%	+1.52%	+1.89%

8  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

(1)	The Russell 1000® Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3)	The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The Lipper Index’s returns include net reinvested dividends.

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  9

Fund Expenses Example
(Unaudited)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts, and/or life insurance policies. In addition to the ongoing expense which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for the class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

10  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,228.70	$5.34	.95%

Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84	.95%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return of +22.87% for the six months ended Dec. 31, 2010.

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  11

Portfolio of Investments

Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (97.2%)
Issuer	Shares		Value(a)

Aerospace & Defense (7.8%)
General Dynamics Corp.	1,100		$78,056
Honeywell International, Inc.	1,500		79,740
United Technologies Corp.	800		62,976

Total	220,772

Capital Markets (2.3%)
Morgan Stanley	2,400		65,304

Chemicals (5.7%)
EI du Pont de Nemours & Co.	1,700		84,796
Praxair, Inc.	350	(c)	33,415
The Sherwin-Williams Co.	500		41,875

Total	160,086

Commercial Banks (4.3%)
U.S. Bancorp	4,500		121,365

Communications Equipment (3.3%)
Juniper Networks, Inc.	2,500	(b)	92,300

Diversified Financial Services (8.8%)
Bank of America Corp.	9,000		120,060
JPMorgan Chase & Co.	3,000		127,260

Total	247,320

Food & Staples Retailing (3.8%)
Costco Wholesale Corp.	600		43,326
Wal-Mart Stores, Inc.	1,200		64,716

Total	108,042

Food Products (4.0%)
Tyson Foods, Inc., Class A	6,500		111,930

Health Care Equipment & Supplies (2.3%)
Baxter International, Inc.	1,300		65,806

Health Care Providers & Services (3.9%)
Humana, Inc.	2,000	(b)	109,480

Independent Power Producers & Energy Traders (3.9%)
AES Corp.	9,000	(b)	109,620

Insurance (9.0%)
MetLife, Inc.	1,500		66,660
Prudential Financial, Inc.	1,000		58,710
The Travelers Companies, Inc.	1,000		55,710
Unum Group	3,000		72,660

Total	253,740

Multiline Retail (4.9%)
JC Penney Co., Inc.	2,200		71,082
Nordstrom, Inc.	1,600	(c)	67,808

Total	138,890

Oil, Gas & Consumable Fuels (14.2%)
Chevron Corp.	700		63,875
ConocoPhillips	1,200		81,720
Marathon Oil Corp.	2,000		74,060
The Williams Companies, Inc.	2,500		61,800
Valero Energy Corp.	5,000		115,599

Total	397,054

Pharmaceuticals (3.3%)
Bristol-Myers Squibb Co.	3,500		92,680

Road & Rail (5.7%)
CSX Corp.	1,500		96,915
Union Pacific Corp.	700		64,862

Total	161,777

Specialty Retail (5.2%)
Lowe’s Companies, Inc.	2,800		70,224
The Gap, Inc.	3,500		77,490

Total	147,714

See accompanying Notes to Portfolio of Investments.

12  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares	Value(a)

Tobacco (4.8%)
Altria Group, Inc.	2,400	$59,088
Philip Morris International, Inc.	1,300	76,089

Total	135,177

Total Common Stocks
(Cost: $2,113,009) $2,739,057

Money Market Fund (3.2%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	89,092	(d)	$89,092

Total Money Market Fund
(Cost: $89,092) $89,092

Investments of Cash Collateral Received for Securities on Loan (3.3%)
	Effective	Principal
Issuer	yield	amount	Value(a)

Repurchase Agreements(e)
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$92,078	0.170%	$92,077	$92,077

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $92,077)			$92,077

Total Investments in Securities
(Cost: $2,294,178)(f)			$2,920,226

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	At Dec. 31, 2010, security was partially or fully on loan. See Note 6 to the financial statements.

(d)	Affiliated Money Market Fund – See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$93,918

Total market value of collateral securities	$93,918

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  13

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(f)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $2,299,374 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$719,013
Unrealized depreciation	(98,161)

Net unrealized appreciation	$620,852

14  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$2,739,057	$—	$—	$2,739,057

Total Equity Securities	2,739,057	—	—	2,739,057

Other
Affiliated Money Market Fund(c)	89,092	—	—	89,092
Investments of Cash Collateral Received for Securities on Loan	—	92,077	—	92,077

Total Other	89,092	92,077	—	181,169

Total	$2,828,149	$92,077	$—	$2,920,226

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

16  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Statement of Assets and Liabilities
Dec. 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $2,113,009)	$2,739,057
Affiliated money market fund (identified cost $89,092)	89,092
Investments of cash collateral received for securities on loan (identified cost $92,077)	92,077

Total investments in securities (identified cost $2,294,178)	2,920,226
Capital shares receivable	5,586
Dividends and accrued interest receivable	3,102
Receivable from Investment Manager	7,129

Total assets	2,936,043

Liabilities
Capital shares payable	56
Payable upon return of securities loaned	92,077
Accrued investment management services fees	1,728
Accrued transfer agency fees	137
Accrued administrative services fees	137
Other accrued expenses	24,587

Total liabilities	118,722

Net assets applicable to outstanding capital stock	$2,817,321

Represented by
Capital stock — $.001 par value	$235
Additional paid-in capital	2,270,799
Undistributed net investment income	20,262
Accumulated net realized gain (loss)	(100,023)
Unrealized appreciation (depreciation) on investments	626,048

Total — representing net assets applicable to outstanding capital stock	$2,817,321

Shares outstanding	235,182

Net asset value per share of outstanding capital stock	$11.98

*Value of securities on loan	$90,083

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  17

Statement of Operations
Year ended Dec. 31, 2010

Investment income
Income:
Dividends	$46,494
Income distributions from affiliated money market fund	112
Income from securities lending — net	120

Total income	46,726

Expenses:
Investment management services fees	18,192
Transfer agency fees	1,460
Administrative services fees	1,446
Compensation of board members	68
Custodian fees	3,834
Printing and postage	14,522
Professional fees	28,571
Other	1,654

Total expenses	69,747
Expenses waived/reimbursed by the Investment Manager and its affiliates	(43,338)

Total net expenses	26,409

Investment income (loss) — net	20,317

Realized and unrealized gain (loss) — net
Net realized gain (loss) on security transactions	31,005
Net change in unrealized appreciation (depreciation) on investments	366,320

Net gain (loss) on investments	397,325

Net increase (decrease) in net assets resulting from operations	$417,642

The accompanying Notes to Financial Statements are an integral part of this statement.

18  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$20,317	$17,168
Net realized gain (loss) on investments	31,005	(129,424)
Net change in unrealized appreciation (depreciation) on investments	366,320	611,978

Net increase (decrease) in net assets resulting from operations	417,642	499,722

Distributions to shareholders from:
Net investment income	(11,399)	(30,001)
Net realized gain	—	(218,918)

Total distributions	(11,399)	(248,919)

Capital share transactions
Proceeds from sales	721,688	219,232
Reinvestment of distributions at net asset value	11,399	248,919
Payments for redemptions	(505,908)	(455,119)

Increase (decrease) in net assets from capital share transactions	227,179	13,032

Total increase (decrease) in net assets	633,422	263,835
Net assets at beginning of year	2,183,899	1,920,064

Net assets at end of year	$2,817,321	$2,183,899

Undistributed net investment income	$20,262	$11,344

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  19

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year ended Dec. 31,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.11	$8.75	$14.29	$13.15	$11.67

Income from investment operations:
Net investment income (loss)	.09	.09	.11	.07	.08
Net gains (losses) (both realized and unrealized)	1.83	2.57	(5.55)	1.17	1.50

Total from investment operations	1.92	2.66	(5.44)	1.24	1.58

Less distributions:
Dividends from net investment income	(.05)	(.16)	(.10)	(.10)	(.10)
Dividends from net realized gain (loss)	—	(1.14)	—	—	—

Total distributions	(.05)	(1.30)	(.10)	(.10)	(.10)

Net asset value, end of period	$11.98	$10.11	$8.75	$14.29	$13.15

Total return	19.09%	30.23%	(38.03% )	9.43%	13.57%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	2.89%	3.43%	1.95%	1.42%	1.32%

Net expenses after expense waiver/reimbursement(b)	1.10%	1.46%	1.54%	1.42%	1.32%

Net investment income (loss)	.84%	.90%	.87%	.51%	.67%

Supplemental data
Net assets, end of period (in millions)	$3	$2	$2	$4	$5

Portfolio turnover rate	11%	39%	18%	11%	14%

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

20  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

Seligman Large-Cap Value Portfolio (the Fund) is a series of Seligman Portfolios, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund has 100 million authorized shares of capital stock.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life policies insurance separate accounts offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required. As of Dec. 31, 2010, there were no Class 2 shares outstanding.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  21

Notes to Financial Statements (continued)

market in which such securities are normally traded. The policy adopted by the Corporation’s Board of Directors (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service

22  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Dividends
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	EXPENSES

Investment management services fees
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held, or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.755% to 0.565% as the Fund’s net assets increase. The management fee for the year ended Dec. 31, 2010 was 0.755% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  23

Notes to Financial Statements (continued)

percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% annually as the Fund’s net assets increase. The fee for the year ended Dec. 31, 2010 was 0.06% of the Fund’s average daily net assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $3.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency and Servicing Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) maintains shareholder accounts and records. The Fund paid the Transfer Agent an annual rate of 0.06% of the Fund’s average daily net assets.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 1.10% for Class 1.

24  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were $15 for Class 1. The management fees and other Fund level expenses waived/reimbursed were $43,323.

Under an agreement which was effective until April 30, 2010, the Investment Manager and its affiliates contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*) would not exceed the 1.42% of Class 1 average daily net assets.

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.95% of Class 1 average daily net assets.

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $421,352 and $257,794, respectively, for the year ended Dec. 31, 2010. Realized gains and losses are determined on an identified cost basis.

5.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Dec. 31,	2010	2009
Class 1
Sold	65,800	21,632
Reinvested distributions	1,158	24,356
Redeemed	(47,738)	(49,393)

Net increase (decrease)	19,220	(3,405)

6.	LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  25

Notes to Financial Statements (continued)

borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities valued at $90,083 were on loan, secured by cash collateral of $92,077 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $120 earned from securities lending for the year ended Dec. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $821,341 and $748,650, respectively, for the year ended Dec. 31, 2010. The income distributions received with respect to the Fund’s

26  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

8.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid for the years indicated was as follows:

Year ended Dec. 31,	2010	2009
Ordinary income	$11,399	$30,001
Long-term capital gain	—	218,918

At Dec. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$20,328
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(94,828)
Unrealized appreciation (depreciation)	$620,787

For federal income tax purposes, the Fund had a capital loss carry-over of $94,828 at Dec. 31, 2010, that if not offset by capital gains will expire in 2017.

For the year ended Dec. 31, 2010, $26,422 of capital loss carryover was utilized. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

9.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements, other than as noted below.

In August 2010, the Board of Directors of Seligman Large-Cap Value Portfolio approved a proposal to merge the Fund with and into Seligman Variable

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  27

Notes to Financial Statements (continued)

Portfolio — Larger-Cap Value Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011 and is expected to close before the end of the second quarter 2011.

10.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc.

28  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

(Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Seligman Large-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

30  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Portfolio of the Seligman Portfolios, Inc. at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 17, 2011

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  31

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its Shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	0.00%
Dividends Received Deduction for corporations	100%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  33

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

34  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  35

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

36  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  37

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

38  SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

Seligman Large-Cap Value Portfolio

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total number of shares outstanding in the Fund.

To approve an Agreement and Plan of Reorganization between Seligman Large-Cap Value Portfolio and Seligman Variable Portfolio – Larger-Cap Value Fund.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
200,932.813	464.615	16,227.144	0.000

To elect directors to the Board.*

		Shares Voted	Shares Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	14,919,498.070	801,308.231	0.000	0.000
02.	Edward J. Boudreau, Jr.	15,048,206.586	672,599.715	0.000	0.000
03.	Pamela G. Carlton	15,042,952.965	677,853.336	0.000	0.000
04.	William P. Carmichael	15,035,808.710	684,997.591	0.000	0.000
05.	Patricia M. Flynn	15,033,450.369	687,355.932	0.000	0.000
06.	William A. Hawkins	15,007,434.667	713,371.634	0.000	0.000
07.	R. Glenn Hilliard	15,040,135.313	680,670.988	0.000	0.000
08.	Stephen R. Lewis, Jr.	15,036,232.645	684,573.656	0.000	0.000
09.	John F. Maher	14,961,406.595	759,399.706	0.000	0.000
10.	John J. Nagorniak	15,060,546.585	660,259.716	0.000	0.000
11.	Catherine James Paglia	15,041,235.594	679,570.707	0.000	0.000
12.	Leroy C. Richie	15,034,597.408	686,208.893	0.000	0.000
13.	Anthony M. Santomero	15,018,962.772	701,843.529	0.000	0.000
14.	Minor M. Shaw	15,058,658.239	662,148.062	0.000	0.000
15.	Alison Taunton-Rigby	15,050,274.090	670,532.211	0.000	0.000
16.	William F. Truscott	15,047,949.125	672,857.176	0.000	0.000

*	All shares of Seligman Portfolios, Inc. are voted together as a single class for election of directors.

SELIGMAN LARGE-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  39

Seligman Large-Cap Value Portfolio
P.O. Box 8081
Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. Seligman® mutual funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Seligman is an offering brand of Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9913 C (3/11)

Annual Report

Seligman
Smaller-Cap Value Portfolio

Annual Report for the Period Ended
December 31, 2010

Seligman Smaller-Cap Value Portfolio seeks long-term capital appreciation.

Seligman Smaller-Cap Value Portfolio (the Fund) is a series of Seligman Portfolios, Inc.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or variable life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the accounts) that invests in the Fund.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	4

The Fund’s Long-term Performance	8

Fund Expenses Example	10

Portfolio of Investments	12

Statement of Assets and Liabilities	18

Statement of Operations	19

Statements of Changes in Net Assets	20

Financial Highlights	21

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	34

Federal Income Tax Information	36

Board Members and Officers	37

Proxy Voting	43

Results of Meeting of Shareholders	43

In August 2010, the Board of Directors of Seligman Smaller-Cap Value Portfolio (the “Fund”) approved a proposal to merge the Fund with and into Seligman Variable Portfolio — Smaller-Cap Value Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about Seligman Variable Portfolio — Smaller-Cap Value Fund and the definitive terms of the merger are included in proxy materials mailed to shareholders who owned shares of the Fund on Dec. 17, 2010. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011 and is expected to close before the end of the second quarter 2011. For more information, see “Results of Meeting of Shareholders”.

See the Fund’s prospectus for risks associated with investing in the Fund.

2  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Seligman Smaller-Cap Value Portfolio (the Fund) Class 1 shares gained 28.66% for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Russell 2000® Value Index, which rose 24.50% during the same 12-month period.

>	The Fund also outperformed the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index, which increased 25.71% and 25.74%, respectively, during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
Inception*
	1 year	3 years	5 years	10 years	5/1/01
Seligman Smaller-Cap Value Portfolio
Class 1	+28.66%	+1.76%	+5.88%	+9.16%	N/A

Class 2	+28.20%	+1.52%	+5.65%	N/A	+9.05%

Russell 2000 Value Index (unmanaged)	+24.50%	+2.19%	+3.52%	+8.42%	+8.00%

Lipper Small-Cap Core Funds Index (unmanaged)	+25.71%	+2.88%	+4.76%	+6.95%	+7.14%

Lipper Small-Cap Value Funds Index (unmanaged)	+25.74%	+3.96%	+4.66%	+9.60%	+8.90%

*	For classes with less than 10 years performance.

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or calling 800.345.6611.

The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. The total returns do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. If reflected, returns would be lower than those shown.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  3

Manager Commentary

Dear Shareholder,

Seligman Smaller-Cap Value Portfolio (the Fund) Class 1 shares gained 28.66% for the fiscal year ended December 31, 2010. The Fund significantly outperformed its benchmark, the Russell 2000® Value Index (Russell Index), which gained 24.50% during the same 12-month period. The Fund outperformed the Lipper Small-Cap Core Funds Index, which rose 25.71% during the same period. The Fund also outperformed the Lipper Small-Cap Value Funds Index, which advanced 25.74% during the 12-month period.

Significant performance factors
The small-cap equity market returned strong results once again in 2010. Investors have been expecting large-cap stocks to take the market leadership away from small-caps, but the small-cap universe has continued to perform well. The Fund capitalized on the strong performance of its universe, outperforming the Russell Index and its peers.

In the industrials sector, both stock selection and an over weighting, relative to the Russell Index, had a notable positive effect on investment results for the year. Within the sector, truck manufacturer Navistar International was a

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	13.1%

Consumer Staples	6.4%

Energy	4.1%

Financials	17.3%

Health Care	3.8%

Industrials	30.1%

Information Technology	19.4%

Materials	5.7%

Other(2)	0.1%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing. No single industry exceeded 25% of portfolio assets.

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

4  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

significant individual contributor, as were connector and cable maker Belden and battery maker EnerSys.

Positioning in the technology sector had a significant positive effect on results. Compared to the Russell Index, the Fund has been overweighted in information technology for the last few years because we recognized the attractive values in the sector. Stock selection in technology was particularly strong, led by communications equipment company F5 Networks, whose stock more than doubled in price during the year.

Other individual stocks that added to relative performance include nutrition and weight control company Herbalife, the Sotheby’s auction house and Continental United Airlines. Western restaurant chain Texas Roadhouse also performed well as consumers resumed eating at restaurants again.

The most notable detractor to the Fund’s results during the year was our avoidance of including regional banks in the portfolio, which affected performance in the second half of the year. We are not afraid to underweight industries and sectors if we do not see great value in individual franchises or if we do not believe the companies are showing signs of improvement. This year, we consciously elected to avoid banks

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Cypress Semiconductor Corp.	3.4%

Lawson Software, Inc.	3.3%

Cubic Corp.	3.3%

Waste Connections, Inc.	3.2%

Quest Software, Inc.	3.2%

EnerSys	3.2%

Endurance Specialty Holdings Ltd.	3.2%

Sotheby’s	3.1%

Texas Roadhouse, Inc.	3.1%

Penn National Gaming, Inc.	3.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

and owned insurance companies instead. As investors focused on the improving economy in the second half of the year, bank stocks appreciated. Though banks are doing somewhat better and may even see some consolidation in the group, we question how much acquiring banks will be willing to pay and are, therefore, concerned that there may be little room for further price gains. As for small-cap financials in general, they don’t typically perform as well as other areas over longer periods of time, so we are comfortable keeping the Fund’s allocation significantly smaller than that of the Russell Index.

For the fiscal year, the Fund’s largest individual detractor was Aegean Marine Petroleum Network, a company that owns bunkering ships to refuel larger ships and tankers on the high seas. This company has state-of-the-art ships and little competition, but high expenses and inability to raise prices were disadvantages this year. We think the company’s prospects may significantly improve as better economic growth brings more ocean commerce.

Changes to the Fund’s portfolio
Transactions within the Fund over the past year provide good insight into how we apply our investment strategy. If we believe companies are getting better, we typically let them run, deferring gains as long as we can. We tend to cull stocks that we do not believe are going to grow further either because our investment rationale has already come to fruition or is not progressing as we expected. We strive to buy stocks that we believe can add value to the portfolio for a number of years, often within industries that other investors do not currently like. We made several sales during the past year, including fast food chain Burger King and lower end retail chain Fred’s. Also during the year, health care technology company Eclipsys was taken over by Allscripts.

We added American Axle to the portfolio. In our view, this auto parts maker is a reasonably inexpensive stock that provides exposure to a potential resurgence of the U.S. auto industry. We also bought chemical company Cytec Industries. Its stock price dropped precipitously on poor earnings numbers, giving us an attractive buying opportunity. We added Lennar after carefully evaluating where there was value in the homebuilding sector and when it might be realized. Lennar’s financial situation was healthy and the company was not suffering as much as other homebuilders. Our timing was right and the stock has benefited the Fund’s

6  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

results. We also added Douglas Dynamics, a snow plow maker that has capitalized on the large amount of snow the U.S. has been experiencing.

Our future strategy
We are currently optimistic about the equity market and are comfortable with the Fund’s positioning. We think the economy will continue to improve and that gross domestic product growth will accelerate. Though we have seen inflation in commodities, it has not translated to inflation in wages, which can be a concern. We believe wage inflation seems unlikely in the near term given that unemployment provides plenty of capacity for job growth. We do not think the Federal Reserve will tighten monetary policy in 2011, but we do think yields in the bond market could begin to rise if the economy accelerates. Consequently, we think the advantages of owning bonds have waned.

Equities, in our view, appear attractive compared to other investment alternatives. Corporate profitability remains relatively strong. We think companies have room for further cost containment and with even a little top line growth, profits can continue to rise.

A comparison of equity valuations suggests, in our view, that small-cap stocks are cheaper than large-cap stocks. We think small-cap companies likely have greater ability to grow earnings than many large-cap companies, so we believe there is still excellent value in this universe. We believe many quality small-cap stocks are extraordinarily cheap and we are finding plenty of potentially attractive opportunities for the Fund.

Neil T. Eigen Portfolio Manager	Richard S. Rosen Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  7

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Smaller-Cap Value Portfolio Class 1 shares (from 1/1/2001 to 12/31/2010) as compared to the performance of the Russell 2000® Value Index, the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at Dec. 31, 2010
	1 year	3 years	5 years	10 years
Seligman Smaller-Cap Value Portfolio
Class 1 Cumulative value of $10,000	$12,866	$10,539	$13,307	$24,027

Average annual total return	+28.66%	+1.76%	+5.88%	+9.16%

Russell 2000 Value Index(1)
Cumulative value of $10,000	$12,450	$10,670	$11,887	$22,439

Average annual total return	+24.50%	+2.19%	+3.52%	+8.42%

Lipper Small-Cap Core Funds Index(2)
Cumulative value of $10,000	$12,571	$10,890	$12,621	$19,587

Average annual total return	+25.71%	+2.88%	+4.76%	+6.95%

Lipper Small-Cap Value Funds Index(3)
Cumulative value of $10,000	$12,574	$11,236	$12,559	$25,003

Average annual total return	+25.74%	+3.96%	+4.66%	+9.60%

Results for Class 2 shares can be found on page 3.

8  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

(1)	The Russell 2000® Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The Lipper Index’s returns reflect reinvestment of all dividends and changes in market prices.
(3)	The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The Lipper Index’s returns include net reinvested dividends.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  9

Fund Expenses Example
(Unaudited)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund or by participating in a qualified pension or retirement plan. Your purchase price will be the next NAV calculated after your request is received by the Fund, an authorized insurance company or qualified pension or retirement plan.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts, life insurance policies and/or pension or retirement plans. In addition to the ongoing expense which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec. 31, 2010.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical

10  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	July 1, 2010	Dec. 31, 2010	the period(a)	expense ratio
Class 1

Actual(b)	$1,000	$1,315.60	$5.95	1.02%

Hypothetical (5% return before expenses)	$1,000	$1,020.06	$5.19	1.02%

Class 2

Actual(b)	$1,000	$1,314.00	$7.41	1.27%

Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.46	1.27%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended Dec. 31, 2010: +31.56% for Class 1 and +31.40% for Class 2.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  11

Portfolio of Investments

Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (96.6%)
Issuer	Shares		Value(a)

Aerospace & Defense (3.1%)
Cubic Corp.	65,000	(d)	$3,064,750

Airlines (5.7%)
Delta Air Lines, Inc.	225,000	(b)	2,835,000
United Continental Holdings, Inc.	115,000	(b,d)	2,739,300

Total	5,574,300

Auto Components (1.6%)
American Axle & Manufacturing Holdings, Inc.	120,000	(b,d)	1,543,200

Beverages (1.4%)
Central European Distribution Corp.	60,000	(b)	1,374,000

Chemicals (4.2%)
Cytec Industries, Inc.	33,000		1,750,980
Minerals Technologies, Inc.	36,000		2,354,760

Total			4,105,740

Commercial Services & Supplies (4.4%)
The Brink’s Co.	45,000	(d)	1,209,600
Waste Connections, Inc.	111,000		3,055,830

Total			4,265,430

Communications Equipment (2.0%)
F5 Networks, Inc.	15,000	(b)	1,952,400

Construction & Engineering (1.9%)
The Shaw Group, Inc.	55,000	(b)	1,882,650

Containers & Packaging (1.3%)
Owens-Illinois, Inc.	41,000	(b)	1,258,700

Diversified Consumer Services (3.0%)
Sotheby’s	65,000	(d)	2,925,000

Electrical Equipment (8.2%)
Belden, Inc.	78,000	(d)	2,871,960
EnerSys	95,000	(b)	3,051,400
Thomas & Betts Corp.	42,500	(b)	2,052,750

Total			7,976,110

Energy Equipment & Services (3.9%)
Exterran Holdings, Inc.	64,400	(b,d)	1,542,380
Tetra Technologies, Inc.	193,000	(b,d)	2,290,910

Total			3,833,290

Food Products (1.9%)
Smithfield Foods, Inc.	92,000	(b,d)	1,897,960

Health Care Equipment & Supplies (1.0%)
Analogic Corp.	20,400	(d)	1,010,004

Health Care Providers & Services (2.7%)
WellCare Health Plans, Inc.	87,000	(b,d)	2,629,140

Hotels, Restaurants & Leisure (6.0%)
Penn National Gaming, Inc.	82,500	(b)	2,899,875
Texas Roadhouse, Inc.	170,000	(b,d)	2,918,900

Total			5,818,775

Household Durables (2.2%)
Lennar Corp., Class A	113,000	(d)	2,118,750

Insurance (16.8%)
Aspen Insurance Holdings Ltd.	100,000	(c)	2,862,000
Endurance Specialty Holdings Ltd.	64,500	(c)	2,971,514
Infinity Property & Casualty Corp.	41,000	(d)	2,533,800
Lincoln National Corp.	90,000		2,502,900
The Hanover Insurance Group, Inc.	60,000		2,803,200
WR Berkley Corp.	97,000		2,655,860

Total			16,329,274

See accompanying Notes to Portfolio of Investments.

12  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

IT Services (2.5%)
CACI International, Inc., Class A	45,000	(b,d)	$2,403,000

Machinery (3.8%)
Douglas Dynamics, Inc.	64,453		976,463
Mueller Industries, Inc.	78,000	(d)	2,550,600
Navistar International Corp.	3,000	(b)	173,730

Total			3,700,793

Personal Products (2.8%)
Herbalife Ltd.	40,000	(c)	2,734,800

Professional Services (1.5%)
School Specialty, Inc.	102,000	(b,d)	1,420,860

Semiconductors & Semiconductor Equipment (7.9%)
Cypress Semiconductor Corp.	175,000	(b)	3,251,500
ON Semiconductor Corp.	241,600	(b)	2,387,008
Varian Semiconductor Equipment Associates, Inc.	56,150	(b)	2,075,866

Total			7,714,374

Software (6.3%)
Lawson Software, Inc.	340,000	(b,d)	3,145,000
Quest Software, Inc.	110,000	(b,d)	3,051,400

Total	6,196,400

Transportation Infrastructure (0.5%)
Aegean Marine Petroleum Network, Inc.	50,000	(c)	521,500

Total Common Stocks
(Cost: $70,602,341)			$94,251,200

Money Market Fund (0.1%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	105,203	(f)	$105,203

Total Money Market Fund
(Cost: $105,203)			$105,203

Investments of Cash Collateral Received
for Securities on Loan (16.8%)
	Effective	Principal
Issuer	Yield	amount	Value(a)

Repurchase Agreements(e)
Citigroup Global Markets, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$7,000,093	0.160%	$7,000,000	$7,000,000
Goldman Sachs & Co. dated 12-31-10, matures 01-03-11, repurchase price
$5,401,224	0.170	5,401,147	5,401,147
Pershing LLC dated 12-31-10, matures 01-03-11, repurchase price
$2,000,075	0.450	2,000,000	2,000,000
RBS Securities, Inc. dated 12-31-10, matures 01-03-11, repurchase price
$2,000,050	0.300	2,000,000	2,000,000

Total 16,401,147

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $16,401,147)		$16,401,147

Total Investments in Securities
(Cost: $87,108,691)(g)		$110,757,550

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  13

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 9.31% of net assets.

(d)	At Dec. 31, 2010, security was partially or fully on loan. See Note 6 to the financial statements.

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.160%)
Security description	Value(a)
Fannie Mae Benchmark REMIC	$34,775
Fannie Mae REMICS	2,351,988
Fannie Mae Whole Loan	59,832
Fannie Mae-Aces	4,569
Freddie Mac Reference REMIC	162,976
Freddie Mac REMICS	3,593,282
Government National Mortgage Association	932,578

Total market value of collateral securities	$7,140,000

Goldman Sachs & Co. (0.170%)
Security description	Value(a)
Government National Mortgage Association	$5,509,169

Total market value of collateral securities	$5,509,169

Pershing LLC (0.450%)
Security description	Value(a)
Fannie Mae Pool	$1,038,612
Fannie Mae REMICS	234,184
Freddie Mac Gold Pool	88,837
Freddie Mac REMICS	309,095
Ginnie Mae I Pool	79,117
Government National Mortgage Association	290,155

Total market value of collateral securities	$2,040,000

14  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

RBS Securities, Inc. (0.300%)
Security description	Value(a)
Amortizing Residential Collateral Trust	$73,306
Capital One Multi-Asset Execution Trust	268,198
Chase Issuance Trust	71,890
Citibank Credit Card Issuance Trust	167,942
Citibank Omni Master Trust	162,290
Discover Card Master Trust I	97,936
First Franklin Mortgage Loan Asset Backed Certificates	59,264
First National Master Note Trust	88,292
Ford Credit Auto Owner Trust	15,292
Freddie Mac Gold Pool	164,190
GS Mortgage Securities Corp II	66,714
HSBC Home Equity Loan Trust	187,800
Merrill Lynch/Countrywide Commercial Mortgage Trust	203,714
Nelnet Student Loan Trust	84,177
SLC Student Loan Trust	134,814
SLM Student Loan Trust	204,900
Structured Asset Investment Loan Trust	15,116
Wells Fargo Home Equity Trust	29,347

Total market value of collateral securities	$2,095,182

(f)	Affiliated Money Market Fund — See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(g)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $87,108,691 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$31,348,366
Unrealized depreciation	(7,699,507)

Net unrealized appreciation	$23,648,859

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of Securities.

16  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total
Equity Securities
Common Stocks	$94,251,200	$—	$—	$94,251,200

Total Equity Securities	94,251,200	—	—	94,251,200

Other
Affiliated Money Market Fund(c)	105,203	—	—	105,203
Investments of Cash Collateral Received for Securities on Loan	—	16,401,147	—	16,401,147

Total Other	105,203	16,401,147	—	16,506,350

Total	$94,356,403	$16,401,147	$—	$110,757,550

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  17

Statement of Assets and Liabilities
Dec. 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $70,602,341)	$94,251,200
Affiliated money market fund (identified cost $105,203)	105,203
Investments of cash collateral received for securities on loan Repurchase agreements (identified cost $16,401,147)	16,401,147

Total investments in securities (identified cost $87,108,691)	110,757,550
Receivable from Investment Manager	3,760
Capital shares receivable	3,393,906
Dividends and accrued interest receivable	5,425

Total assets	114,160,641

Liabilities
Capital shares payable	23,713
Payable upon return of securities loaned	16,401,147
Accrued investment management services fees	75,163
Accrued distribution fees	3,399
Accrued transfer agency fees	4,823
Accrued administrative services fees	6,431
Other accrued expenses	45,202

Total liabilities	16,559,878

Net assets applicable to outstanding capital stock	$97,600,763

Represented by
Capital stock — $.001 par value	$12,010
Additional paid-in capital	80,649,174
Accumulated net investment loss	(2,721)
Accumulated net realized gain (loss)	(6,706,559)
Unrealized appreciation (depreciation) on investments	23,648,859

Total — representing net assets applicable to outstanding capital stock	$97,600,763

*Value of securities on loan	$15,889,244

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class 1	$81,627,626	9,990,750	$8.17
Class 2	$15,973,137	2,018,945	$7.91

The accompanying Notes to Financial Statements are an integral part of this statement.

18  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Statement of Operations
Year ended Dec. 31, 2010

Investment income
Income:
Dividends	483,933
Income distributions from affiliated money market fund	1,158
Income from securities lending — net	14,552

Total income	499,643

Expenses:
Investment management services fees	884,124
Distribution fees — Class 2	53,276
Transfer agency fees
Class 1	44,379
Class 2	12,921
Administrative services fees	75,648
Compensation of board members	2,696
Custodian fees	7,620
Printing and postage	23,474
Professional fees	30,019
Other	5,280

Total expenses	1,139,437
Expenses waived/reimbursed by the Investment Manager and its affiliates	(55,383)

Total net expenses	1,084,054

Investment income (loss) — net	(584,411)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on security transactions	7,693,064
Net change in unrealized appreciation (depreciation) on investments	16,387,051

Net gain (loss) on investments	24,080,115

Net increase (decrease) in net assets resulting from operations	$23,495,704

The accompanying Notes to Financial Statements are an integral part of this statement.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  19

Statements of Changes in Net Assets

Year ended Dec. 31,	2010	2009
Operations and distributions
Investment income (loss) — net	$(584,411)	$(574,856)
Net realized gain (loss) on investments	7,693,064	(11,122,955)
Net change in unrealized appreciation (depreciation) on investments	16,387,051	37,693,309

Net increase (decrease) in net assets resulting from operations	23,495,704	25,995,498

Distributions to shareholders from:
Net realized gain
Class 1	—	(1,588,590)
Class 2	—	(501,310)
Tax return of capital
Class 1	—	(63)
Class 2	—	(19)

Total distributions	—	(2,089,982)

Capital share transactions
Proceeds from sales
Class 1 shares	6,672,565	8,075,270
Class 2 shares	2,177,242	2,136,746
Reinvestment of distributions at net asset value
Class 1 shares	—	1,588,653
Class 2 shares	—	501,329
Payments for redemptions
Class 1 shares	(16,825,592)	(18,783,752)
Class 2 shares	(13,697,295)	(4,787,236)

Increase (decrease) in net assets from capital share transactions	(21,673,080)	(11,268,990)

Total increase (decrease) in net assets	1,822,624	12,636,526
Net assets at beginning of year	95,778,139	83,141,613

Net assets at end of year	$97,600,763	$95,778,139

Accumulated net investment loss/excess of distributions over net investment	$(2,721)	$(1,900)

The accompanying Notes to Financial Statements are an integral part of this statement.

20  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

Class 1	Year ended Dec. 31,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$6.35		$4.79		$17.21	$18.51	$16.67

Income from investment operations:
Net investment income (loss)	(.04)		(.03)		(.09)	(.11)	(.12)
Net gains (losses) (both realized and unrealized)	1.86		1.73		(6.83)	.90	3.66

Total from investment operations	1.82		1.70		(6.92)	.79	3.54

Less distributions:
Dividends from net realized gain (loss)	—		(.14)		(5.50)	(2.09)	(1.70)
Tax return of capital	—		(.00	)(a)	—	—	—

Total distributions	—		(.14)		(5.50)	(2.09)	(1.70)

Net asset value, end of period	$8.17		$6.35		$4.79	$17.21	$18.51

Total return	28.66%		35.46%		(39.53% )	4.14%	21.25%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.15%		1.23%		1.22%	1.14%	1.13%

Net expenses after expense waiver/reimbursement(c)	1.09%		1.23%		1.22%	1.14%	1.13%

Net investment income (loss)	(.56%	)	(.64%	)	(.63% )	(.58% )	(.66% )

Supplemental data
Net assets, end of period (in millions)	$82		$73		$64	$148	$188

Portfolio turnover rate	7%		8%		14%	27%	32%

See accompanying Notes to Financial Highlights.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  21

Financial Highlights (continued)

Class 2	Year ended Dec. 31,
Per share data	2010		2009		2008	2007	2006
Net asset value, beginning of period	$6.17		$4.67		$17.03	$18.37	$16.59

Income from investment operations:
Net investment income (loss)	(.04)		(.04)		(.11)	(.15)	(.15)
Net gains (losses) (both realized and unrealized)	1.78		1.68		(6.75)	.90	3.63

Total from investment operations	1.74		1.64		(6.86)	.75	3.48

Less distributions:
Dividends from net realized gain (loss)	—		(.14)		(5.50)	(2.09)	(1.70)
Tax return of capital	—		(.00	)(a)	—	—	—

Total distributions	—		(.14)		(5.50)	(2.09)	(1.70)

Net asset value, end of period	$7.91		$6.17		$4.67	$17.03	$18.37

Total return	28.20%		35.09%		(39.58% )	3.96%	20.99%

Ratios to average net assets(b)
Gross expenses prior to expense waiver/reimbursement	1.40%		1.45%		1.42%	1.33%	1.32%

Net expenses after expense waiver/reimbursement(c)	1.34%		1.45%		1.42%	1.33%	1.32%

Net investment income (loss)	(.82%	)	(.86%	)	(.83% )	(.77% )	(.85% )

Supplemental data
Net assets, end of period (in millions)	$16		$23		$19	$41	$41

Portfolio turnover rate	7%		8%		14%	27%	32%

Notes to Financial Highlights

(a)	Rounds to less than $0.01 per share.
(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

22  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Notes to Financial Statements

1.	ORGANIZATION

Seligman Smaller-Cap Value Portfolio (the Fund) is a series of Seligman Portfolios, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Fund has 150 million authorized shares of capital stock.

The Fund offers Class 1 and Class 2 shares, which are provided as an investment medium for variable annuity contracts and life insurance policies offered by various insurance companies.

The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

You may not buy (nor will you own) shares of the Fund directly. Shares of the Fund are offered to various life insurance companies and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in the Fund.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  23

Notes to Financial Statements (continued)

Corporation’s Board of Directors (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum

24  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Dividends
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared and distributed annually, when available. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	EXPENSES

Investment management services fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.935% to 0.745% as the Fund’s net assets increase. The management fee for the year ended Dec. 31, 2010 was 0.934% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The fee for the year ended Dec. 31,

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  25

Notes to Financial Statements (continued)

2010 was 0.08% of the Fund’s average daily net assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $112.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer agency fees
The Fund has a Transfer Agency and Servicing agreement with Columbia Management Investment Services Corp. (the Transfer Agent). The Fund paid the Transfer Agent at an annual rate of 0.06% of the Fund’s average daily net assets.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid the Distributor a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares.

26  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Dec. 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class 1	1.09%
Class 2	1.34

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class 1	$422
Class 2	136

The management fees waived/reimbursed at the Fund level were $54,825.

Under an agreement which was effective until April 30, 2010, the Investment Manager and its affiliates contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*) would not exceed the following percentage of the class’ average daily net assets:

Class 1	1.22%
Class 2	1.47

Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class’ average daily net assets:

Class 1	1.02%
Class 2	1.27

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $6,522,003 and $32,359,085, respectively, for the year ended Dec. 31, 2010. Realized gains and losses are determined on an identified cost basis.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  27

Notes to Financial Statements (continued)

5.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Dec. 31,	2010	2009
Class 1
Sold	883,347	1,929,617
Reinvested distributions	—	247,069
Redeemed	(2,425,173)	(3,975,316)

Net increase (decrease)	(1,541,826)	(1,798,630)

Class 2
Sold	322,461	424,412
Reinvested distributions	—	80,341
Redeemed	(1,955,278)	(971,602)

Net increase (decrease)	(1,632,817)	(466,849)

6.	LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2010, securities valued at $15,889,244 were on loan, secured by cash collateral of $16,401,147 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program.

28  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $14,552 earned from securities lending for the year ended Dec. 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $17,722,635 and $17,641,430, respectively, for the year ended Dec. 31, 2010. The income distributions received with respect to the Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

8.	BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  29

Notes to Financial Statements (continued)

to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Dec. 31, 2010.

9.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of post-October losses. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $583,590 resulting in a net reclassification adjustment to decrease paid-in capital by $583,590.

The tax character of distributions paid for the years indicated was as follows:

Year ended Dec. 31,	2010	2009
Ordinary income	$—	$—
Long-term capital gain	—	2,089,900
Tax return of capital	—	82

At Dec. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(6,706,560)
Unrealized appreciation (depreciation)	$23,646,138

For federal income tax purposes, the Fund had a capital loss carry-over of $6,706,560 at Dec. 31, 2010, that if not offset by capital gains will expire in 2017.

For the year ended Dec. 31, 2010, $7,444,055 of capital loss carry-over was utilized. It is unlikely the Board will authorize a distribution of any net realized

30  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements, other than as noted below.

In August 2010, the Board of Directors of Seligman Smaller-Cap Value Portfolio approved a proposal to merge the Fund with and into Seligman Variable Portfolio — Smaller-Cap Value Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011 and is expected to close before the end of the second quarter 2011.

11.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  31

Notes to Financial Statements (continued)

proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

32  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  33

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Seligman Smaller-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Smaller-Cap Value Portfolio (the Fund) (one of the portfolios constituting the Seligman Portfolios, Inc.) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2008, were audited by other auditors whose report dated February 19, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

34  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Smaller-Cap Value Portfolio of the Seligman Portfolios, Inc. at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 17, 2011

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  35

Federal Income Tax Information
(Unaudited)

Fiscal year ended Dec. 31, 2010

The Fund designates as distribution of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

36  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  37

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

38  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  39

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

40  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  41

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

42  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

Seligman Smaller-Cap Value Portfolio

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total number of shares outstanding in the Fund.

To approve an Agreement and Plan of Reorganization between Seligman Smaller-Cap Value Portfolio and Seligman Variable Portfolio – Smaller-Cap Value Fund.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
11,021,835.910	219,851.252	451,376.567	0.000

To elect directors to the Board.*

		Shares Voted	Shares Voted		Broker
		“For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	14,919,498.070	801,308.231	0.000	0.000
02.	Edward J. Boudreau, Jr.	15,048,206.586	672,599.715	0.000	0.000
03.	Pamela G. Carlton	15,042,952.965	677,853.336	0.000	0.000
04.	William P. Carmichael	15,035,808.710	684,997.591	0.000	0.000
05.	Patricia M. Flynn	15,033,450.369	687,355.932	0.000	0.000
06.	William A. Hawkins	15,007,434.667	713,371.634	0.000	0.000
07.	R. Glenn Hilliard	15,040,135.313	680,670.988	0.000	0.000
08.	Stephen R. Lewis, Jr.	15,036,232.645	684,573.656	0.000	0.000
09.	John F. Maher	14,961,406.595	759,399.706	0.000	0.000
10.	John J. Nagorniak	15,060,546.585	660,259.716	0.000	0.000
11.	Catherine James Paglia	15,041,235.594	679,570.707	0.000	0.000

SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT  43

Results of Meeting of Shareholders (continued)

		Shares Voted	Shares Voted		Broker
		‘‘For”	‘‘Withhold”	Abstentions	Non-Votes
12.	Leroy C. Richie	15,034,597.408	686,208.893	0.000	0.000
13.	Anthony M. Santomero	15,018,962.772	701,843.529	0.000	0.000
14.	Minor M. Shaw	15,058,658.239	662,148.062	0.000	0.000
15.	Alison Taunton-Rigby	15,050,274.090	670,532.211	0.000	0.000
16.	William F. Truscott	15,047,949.125	672,857.176	0.000	0.000

*	All shares of Seligman Portfolios, Inc. are voted together as a single class for election of directors.

44  SELIGMAN SMALLER-CAP VALUE PORTFOLIO — 2010 ANNUAL REPORT

Seligman Smaller-Cap Value Portfolio
P.O. Box 8081
Boston, MA 02266-8081

This report must be accompanied or preceded by the Fund’s current prospectus. Seligman® mutual funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Seligman is an offering brand of Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	SL-9917 C (3/11)

Item 2.	Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Portfolios, Inc. were as follows:

2010: $110,175	2009: $183,560
(b)	Audit-Related Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for Seligman Portfolios, Inc. were as follows:

2010: $38,644	2009: $18,234
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review performed initially in 2010 were as follows:

2010: $96,000	2009: $0

(c)	Tax Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Seligman Portfolios, Inc. were as follows:

2010: $40,110	2009: $32,104
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2010: $95,840	2009: $60,000
(d)	All Other Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Seligman Portfolios, Inc. were as follows:

2010: $0	2009: $0
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2010: $0	2009: $0
(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the registrant’s audit committee.
(f)	Not applicable.
(g)	Non-Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010: $3,044,555	2009: $849,024
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
        (b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)                     Seligman Portfolios, Inc.

By /s/	J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer
Date February 18, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/	J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date February 18, 2011

By /s/	Michael G. Clarke
Michael G. Clarke
Treasurer and Principal Financial Officer

Date February 18, 2011